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                                                                     Exhibit 4.3



                          SECURITIES PURCHASE AGREEMENT

                          Dated as of October 29, 1998

                                     Between

                                SIMMONS COMPANY,

                     as Issuer of the Company Junior Notes,

                           and SIMMONS HOLDINGS, INC.,

            as Issuer of the Warrants and the Holdings Junior Notes,

                                       and

                          THE PURCHASERS LISTED HEREIN
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                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.  DEFINITIONS...........................................................................................2
                  1.1. CERTAIN DEFINED TERMS......................................................................2
                  1.2. ACCOUNTING TERMS...........................................................................2
SECTION 2.  PURCHASE AND SALE OF .................................................................................2
                  2.1.  PURCHASE AND SALE OF COMPANY NOTES........................................................2
                  2.2.  PURCHASE AND SALE OF HOLDINGS NOTES.......................................................3
                  2.3.  ISSUANCE OF WARRANTS......................................................................3

                           2.4.  ESCROW OF ESCROW WARRANTS. ......................................................3

                           2.5.  PURCHASE PRICE FOR NOTES.........................................................3

                           2.6.  ALLOCATION OF PURCHASE PRICE.....................................................3
                  2.7.  THE CLOSING...............................................................................4
                  2.8.  USE OF PROCEEDS...........................................................................4
SECTION 3.  TERMS OF THE NOTES....................................................................................4
                  3.1.  INTEREST ON THE NOTES.....................................................................4
                  3.2.  VOLUNTARY PREPAYMENTS.....................................................................6
                  3.3.  MANDATORY PREPAYMENTS.....................................................................6
                  3.5.  NOTES PREPAID IN PART.....................................................................7
                  3.6.  MANNER AND TIME OF PAYMENT................................................................8
SECTION 4.  REPRESENTATIONS AND WARRANTIES OF PURCHASERS..........................................................8
                  4.1.  LEGAL CAPACITY; DUE AUTHORIZATION.........................................................8
                  4.2.  RESTRICTIONS ON TRANSFER..................................................................9
                  4.3.  ACCREDITED INVESTOR, ETC..................................................................9
                  4.4.  BROKERAGE FEES, ETC.......................................................................9
SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE ................................................................9
                  5.1.  CORPORATE EXISTENCE AND POWER.............................................................9
                  5.2.  CORPORATE AUTHORITY......................................................................10
                  5.3.  BINDING EFFECT...........................................................................10
                  5.4.  LITIGATION...............................................................................10
                  5.5.  NO LEGAL OBSTACLE TO AGREEMENTS..........................................................10
                  5.6.  DELIVERY OF SENIOR LOAN DOCUMENTS; INCORPORATION OF BRIDGE LOAN
                  AGREEMENT PROVISIONS...........................................................................11
                  5.7.  NO DEFAULT...............................................................................11
                  5.8.  BROKERAGE FEES, ETC......................................................................11
                  5.9.  PRIVATE OFFERING.........................................................................11
SECTION 6.  CLOSING CONDITIONS...................................................................................11
                  6.1.  REPRESENTATIONS AND WARRANTIES; NO DEFAULT...............................................12
                  6.2.  DOCUMENTS SATISFACTORY; TRANSACTIONS CONSUMMATED.........................................12

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
                  6.3.  CREDIT AGREEMENT AND BRIDGE LOAN AGREEMENT CONDITIONS SATISFIED..........................12
                  6.4.  DELIVERY OF DOCUMENTS....................................................................12
                  6.5.  CORPORATE/CAPITAL STRUCTURE..............................................................13
                  6.6.  NO MATERIAL ADVERSE CHANGE...............................................................13
                  6.7.  LITIGATION...............................................................................14
                  6.9.  CERTAIN FEES.............................................................................14
                  6.10. NO VIOLATION OF REGULATIONS T, U OR X....................................................14
                  6.11. DELIVERY OF ESCROW WARRANTS..............................................................14
SECTION 7.  COVENANTS APPLICABLE TO ALL NOTES....................................................................15
                  7.1.  REPORTS..................................................................................15
                  7.2.  TAXES....................................................................................15
                  7.3.  STAY, EXTENSION AND USURY LAWS...........................................................15
                  7.4.  TRANSACTIONS WITH AFFILIATES.............................................................15
                  7.5.  LINE OF BUSINESS.........................................................................15
                  7.6.  CORPORATE EXISTENCE......................................................................16
                  7.7.  NOTICE OF DEFAULT........................................................................16
SECTION 8.  COVENANTS APPLICABLE TO COMPANY NOTES ONLY...........................................................16
                  8.1.  PAYMENT OF COMPANY NOTE OBLIGATIONS......................................................16
                  8.2.  RESTRICTED PAYMENTS......................................................................16
                  8.3.  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES...........................16
                  8.4.  INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK...............................16
                  8.5.  ASSET SALES..............................................................................17
                  8.6.  LIENS....................................................................................17
                  8.7.  NO SENIOR SUBORDINATED DEBT..............................................................17
                  8.8.  MERGER, CONSOLIDATION OR SALE OF ASSETS..................................................17
SECTION 9.   COVENANTS APPLICABLE TO HOLDINGS NOTES ONLY.........................................................18
                  9.1.  PAYMENT OF NOTE OBLIGATIONS..............................................................18
                  9.2.  RESTRICTED PAYMENTS......................................................................18
                  9.3.  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES...........................18
                  9.4.  INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK...............................18
                  9.5.  NO ADDITIONAL HOLDINGS INDEBTEDNESS......................................................19
                  9.6.  .........................................................................................19
                  9.7.  DEFAULT NOTICE...........................................................................19
SECTION 10.  EVENTS OF DEFAULT...................................................................................19
                  10.1.  DEFAULTS ON COMPANY ....................................................................20
                           10.1.1.  PAYMENT DEFAULT..............................................................20
                           10.1.2.  ACCELERATION OF OTHER INDEBTEDNESS...........................................20
                           10.1.3.  CERTAIN COVENANTS............................................................20
                           10.1.4.  OTHER TERMS..................................................................20
                           10.1.5.  JUDGMENTS AND ATTACHMENTS....................................................20
                           10.1.6.  INVOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.........................20
                           10.1.7.  VOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC...........................21

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
                  10.2.  DEFAULTS ON HOLDINGS NOTES..............................................................21
                           10.2.1.  PAYMENT DEFAULT..............................................................21
                           10.2.2.  ACCELERATION OF OTHER INDEBTEDNESS...........................................21
                           10.2.3.  CERTAIN COVENANTS............................................................22
                           10.2.4.  OTHER TERMS..................................................................22
                           10.2.5.  JUDGMENTS AND ATTACHMENTS....................................................22
                           10.2.6.  INVOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.........................22
                           10.2.7.  VOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC...........................22
SECTION 11.  SUBORDINATION.......................................................................................23
                  11.1.  OBLIGATIONS SUBORDINATE TO SENIOR INDEBTEDNESS..........................................23
                  11.2.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION...............................................24
                  11.3.  NO PAYMENT IN CERTAIN CIRCUMSTANCES.....................................................25
                  11.4.  FORBEARANCE.............................................................................27
                  11.5.  PAYMENTS OTHERWISE PERMITTED............................................................27
                  11.6.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.................................27
                  11.7.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.............................................28
                  11.8.  EFFECT OF FAILURE TO PAY NOTE OBLIGATIONS...............................................28
                  11.9.  NO WAIVER OF SUBORDINATION PROVISIONS...................................................28
                  11.10. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT..........................29
                  11.11. REINSTATEMENT...........................................................................29
                  11.12. AMENDMENT...............................................................................29
                  11.13. REMEDIES................................................................................29
SECTION 12.  RESTRICTIONS ON TRANSFER; LEGENDS...................................................................30
                  12.1.  ASSIGNMENTS OF SECURITIES...............................................................30
                  12.2.  RESTRICTIVE SECURITIES LEGEND...........................................................30
                  12.3.  TERMINATION OF RESTRICTIONS.............................................................31
                  12.4.  NOTE LEGENDS RELATING TO SUBORDINATION..................................................31
                  12.5.  NOTE LEGEND RELATING TO ORIGINAL ISSUE DISCOUNT.........................................32

         SECTION 13.  MISCELLANEOUS..............................................................................32
                  13.1.  EXPENSES................................................................................32
                  13.2.  INDEMNITY...............................................................................32
                  13.3.  AMENDMENTS AND WAIVERS..................................................................33
                  13.4.  INDEPENDENCE OF COVENANTS...............................................................34
                  13.5.  NOTICES.................................................................................34
                  13.6.  SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS...........................................36
                  13.7.  FAILURE OR INDULGENCE NOT WAIVER REMEDIES CUMULATIVE....................................36
                  13.8.  SEVERABILITY............................................................................36
                  13.9.  HEADING.................................................................................36
                  13.10. APPLICABLE LAW..........................................................................37
                  13.11. SUCCESSORS AND ASSIGNS. SUBSEQUENT HOLDERS..............................................37
                  13.12. CONSENT TO JURISDICTION AND SERVICE OF PROCESS..........................................37
                  13.13. WAIVER OF JURY TRIAL....................................................................37

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
                  13.14.  LIMITATION OF COMPANY LIABILITY........................................................38
                  13.15.  COUNTERPARTS; EFFECTIVENESS............................................................38
                  13.16.  ENTIRETY...............................................................................38

SCHEDULE I                       Purchasers
APPENDIX I                       Definitions
EXHIBIT A-1 Form of Company Note
EXHIBIT A-2 Form of Holdings Note
EXHIBIT B                        Form of Warrant
EXHIBIT C-1 Form of Registration Rights Agreement
EXHIBIT D                        Form of Escrow Agreement

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                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT is made as of October 29, 1998 by and among Simmons Holdings, Inc. a Delaware corporation ("HOLDINGS"), Simmons Company, a Delaware corporation (the "COMPANY" and together with Holdings, the "ISSUERS") and each person listed on Schedule I attached hereto (the "INITIAL PURCHASERS" and, together with their successors and assigns, the "PURCHASERS").

                                    RECITALS

         WHEREAS, REM Acquisition, Inc., a Delaware corporation ("MERGERCO") has been formed for the purpose of acquiring through a merger (the "MERGER") a controlling interest in the Common Stock of Holdings, pursuant to an Agreement and Plan of Merger, dated as of July 16, 1998 and Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 22, 1998 and Amendment No. 2 to the Agreement and Plan of Merger, dated as of October 29, 1998 (as amended, the "MERGER AGREEMENT").

         WHEREAS, in order to finance the Merger and for other purposes described herein, pursuant to this Agreement, (i) the Company has resolved to issue and sell to the Purchasers its Junior Subordinated Notes due 2010 (the "COMPANY NOTES") in the aggregate principal amount of $30,000,000 in the form attached hereto as Exhibit A-1, (ii) Holdings has resolved to issue and sell to the Purchasers its Junior Subordinated Notes due 2011 (the "HOLDINGS NOTES" and together with the Company Notes, the "NOTES") in the aggregate principal amount of $10,000,000 in the form attached hereto as Exhibit A-2 and (iii) Holdings has resolved to issue to the Escrow Agent (as defined below) and to the Initial Purchasers warrants in the form attached hereto as Exhibit B (the "WARRANTS" and together with the Notes, the "SECURITIES").

         WHEREAS, pursuant to a Credit and Guaranty Agreement dated as of October 29, 1998 (the "CREDIT AGREEMENT") among the Company, as borrower, Holdings and certain subsidiaries of the Company, as guarantors, Goldman Sachs Credit Partners L.P., as joint lead arranger and syndication agent, Warburg Dillon Read LLC, as joint lead arranger, and UBS A.G., Stamford Branch, as administrative agent (the "SENIOR AGENT") and the financial institutions listed therein, as lenders (together with their successors and assigns, the "SENIOR LENDERS"), (i) on the Closing Date, the Senior Lenders shall loan to the Company the aggregate amount of $190,000,000 in the form of various term loans; and (ii) on the Closing Date and thereafter, the Senior Lenders shall loan the Company on a revolving basis up to $80,000,000 in the form of a revolving line of credit.

         WHEREAS, pursuant to a Bridge Loan Agreement dated as of October 29, 1998 (the "BRIDGE LOAN AGREEMENT") among the Company, as borrower, Holdings and certain subsidiaries of the Company, as guarantors, the lenders named therein (together with their successors and assigns, the "BRIDGE LENDERS"), and West Street Fund I, L.L.C., as administrative agent (the


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"BRIDGE AGENT"), (i) on the Closing Date, the Bridge Lenders shall loan to the
Company the aggregate principal amount of $75,000,000 (such loans, together with any loans into which such loans are converted or for which they are exchanged, in each case, pursuant to the Bridge Loan Agreement, and including any refinanced, renewed, modified or amended such loans, the "BRIDGE LOAN").

         WHEREAS, pursuant to the Documents (as defined herein), the transactions described above, and such other transactions as are contemplated by the Documents to occur on the Closing Date will occur substantially contemporaneously, at the closing (the "CLOSING") to be held on October 29, 1998, at 10 a.m. (New York time), at the offices of Ropes & Gray, 885 Third Avenue, New York, New York, or at such other date, time and/or location(s) as may be agreed upon by the parties hereto, and Holdings and the Company will take such other actions in connection therewith as may be necessary to consummate the Merger and the financing thereof.

                                    AGREEMENT

         In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  DEFINITIONS.

         1.1. CERTAIN DEFINED TERMS. Capitalized terms used in this Agreement shall have the meanings set forth in Appendix I hereto. Capitalized terms not defined in Appendix I shall have the meanings provided in the Bridge Loan Agreement as in effect on the date hereof, which definitions are Incorporated By Reference.

         1.2. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed, all accounting determinations hereunder shall be made, and all financial statements required to be delivered pursuant hereto shall be prepared, in accordance with GAAP. Financial statements and other information required to be delivered by the Company to the Purchasers pursuant to this Agreement shall be prepared in accordance with GAAP as in effect at the time of such preparation.

SECTION 2.  PURCHASE AND SALE OF SECURITIES

         2.1. PURCHASE AND SALE OF COMPANY NOTES. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, the Company hereby agrees to sell to each Purchaser, and by its acceptance hereof such Purchaser agrees to purchase from the Company for investment, at the Closing, the principal amount of Company Notes set forth opposite the name of such Purchaser on Schedule I hereto.


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         2.2. PURCHASE AND SALE OF HOLDINGS NOTES. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, Holdings hereby agrees to sell to each Purchaser, and by its acceptance hereof such Purchaser agrees to purchase from Holdings for investment, at the Closing, the principal amount of Holdings Notes set forth opposite the name of such Purchaser on Schedule I hereto.

         2.3. ISSUANCE OF WARRANTS. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, Holdings agrees to issue, at the Closing, and deliver (i) to the Escrow Agent, all of the Escrow Warrants, to be held and distributed by the Escrow Agent pursuant to and in accordance with the terms of the Escrow Agreement, and
(ii) to the Initial Purchasers, the Fee Warrants. The Fee Warrants and the B Warrants shall have an initial exercise price of $6.7315 per share, and the A Warrants shall have an initial exercise price of $.01 per share. Such initial exercise price and the number of shares of Holdings' Common Stock issuable upon exercise of the Warrants shall be subject to adjustment in accordance with the terms of the Warrants.

         2.4. ESCROW OF ESCROW WARRANTS. On the Closing Date, Holdings shall deposit the Escrow Warrants with the Escrow Agent. In the event that any Notes are assigned by the Initial Purchasers to a third party or refinanced (any such refinancing indebtedness, the "REPLACEMENT DEBT"), each such assignee of Notes or purchaser of Replacement Debt shall be entitled to receive such amount of the A Warrants as is determined by the Initial Purchasers to be necessary or desirable to enable the Notes or the Replacement Debt to be sold on terms acceptable to the Initial Purchasers. If, on the first anniversary of the date hereof, the Initial Purchasers continue to hold any of the Notes (it being understood that Replacement Debt shall not be deemed to constitute "Notes" for purposes of this Section 2.4), then the Initial Purchasers shall be entitled to receive such percentage of the B Warrants as is equal to the percentage of the A Warrants remaining in escrow as of such date, and all of the other Escrow Warrants remaining in escrow as of such date shall be returned to Holdings for cancellation. If, on the first anniversary of the date hereof, the Initial Purchasers no longer hold any of the Notes (whether because of the assignment or refinancing of the Notes), then the Initial Purchasers shall be entitled to receive such percentage of the B Warrants as is equal to 50% of the percentage of the A Warrants remaining in escrow as of such date, and all of the other Escrow Warrants remaining in escrow as of such date shall be returned to Holdings for cancellation; PROVIDED, that in no event shall a greater number of Escrow Warrants be released to the Initial Purchasers or assigned in connection with the sale of Notes or the issuance of Replacement Debt, or a lesser number of Escrow Warrants be returned to Holdings for cancellation, than 50% of the aggregate original Escrow Warrants; and PROVIDED FURTHER, that nothing in this Agreement shall preclude Holdings from issuing additional Warrants in connection with the issuance of Replacement Debt if deemed to be reasonably necessary to the placement of such Replacement Debt.

         2.5. PURCHASE PRICE FOR NOTES. The aggregate purchase price to each Initial Purchaser for the Notes purchased by it hereunder is the amount set forth opposite such Purchaser's name on Schedule I hereto.

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         2.6. ALLOCATION OF PURCHASE PRICE. The Issuers and the Initial
Purchasers agree that, for purposes of Sections 1271 through 1275 of the Code, the aggregate original purchase price for the Securities shall be allocated as agreed between Holdings, the Company and the Initial Purchasers, and that such allocation shall be appropriately used by each Issuer and each Purchaser for financial reporting and income tax purposes.

         2.7. THE CLOSING. The purchase and sale of the Securities shall be substantially contemporaneous with the closing pursuant to the Merger Agreement. If, prior to the Closing, the Merger Agreement shall be terminated, this Agreement shall automatically terminate and be without further force and effect; PROVIDED, HOWEVER, that no such termination of this Agreement shall relieve any party from liability for breach prior to such termination. At the Closing, against payment to the Issuers by wire transfer of immediately available funds, the Issuers will deliver to the Initial Purchasers the Notes registered in the names of the Initial Purchasers in accordance with Schedule I and the Fee Warrants, and Holdings will deliver the Escrow Warrants to the Escrow Agent.

         2.8. USE OF PROCEEDS. The proceeds of the sale by the Issuers of the Securities hereunder shall be used solely to pay liabilities assumed pursuant to the Merger Agreement, to finance in part the Merger, to pay related fees and expenses and for general corporate purposes. No portion of the proceeds of the sale of the Securities hereunder shall be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of any regulation, interpretation or ruling of the Board of Governors of the Federal Reserve System, all as from time to time in effect, refunding of any indebtedness incurred for such purpose, or making any investment prohibited by foreign trade regulations. Without limiting the foregoing, the Issuers agree that in no event shall any proceeds of the sale of the Securities hereunder be used in any manner which might cause the Securities or the application of such proceeds to violate any of Regulations T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of the Board of Governors of the Federal Reserve System, or to violate the Exchange Act, in each case as in effect as of the Closing and as of such use of proceeds.

SECTION 3.  TERMS OF THE NOTES

         3.1. INTEREST ON THE NOTES:

                  3.1.1.  INTEREST ON THE COMPANY NOTES.

                           3.1.1.1. The Company Notes shall bear interest at a
                  rate equal to the Applicable Company Note Rate PER ANNUM on the unpaid principal amount thereof from and including the Closing Date until the principal amount shall become due and payable. The Company Notes shall bear interest on any overdue principal (including any overdue prepayment of principal, and any principal due upon acceleration) and on any overdue installment of interest (to the extent permitted by applicable law), at the rate of 2% PER ANNUM in excess of the interest


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                  rate applicable to timely payments thereon, in each case,
                  without regard to whether such payment may then be made to the Noteholders under Section 11 hereof.

                           3.1.1.2. Interest on the Company Notes shall be paid
                  in cash if, and to the extent that, the proviso to this
                  Section 3.1.1.2 does not prohibit such payment, and at all other times shall be paid "in kind" by capitalizing the portion of such interest not paid in cash (all such accrued interest capitalized from time to time is referred to herein as "CAPITALIZED INTEREST"); PROVIDED, THAT, the Company will not make any payment of interest in cash on the Company Notes on any interest payment date (i) if the Interest Coverage Ratio for the four consecutive fiscal quarter period ending immediately prior to such interest payment date would not equal or exceed 2.00:1.00 or (ii) to the extent that interest payable in cash would exceed (x) 7% so long as the Bridge Loans remain outstanding, and (y) 12% thereafter.

                  3.1.2.  INTEREST ON THE HOLDINGS NOTES.

                           3.1.2.1. The Holdings Notes shall bear interest at a
                  rate equal to the Applicable Holdings Note Rate PER ANNUM on the unpaid principal amount thereof from and including the Closing Date until the principal amount shall become due and payable. The Holdings Notes shall bear interest on any overdue principal (including any overdue prepayment of principal, and any principal due upon acceleration) and on any overdue installment of interest (to the extent permitted by applicable law), at the rate of 2% PER ANNUM in excess of the interest rate applicable to timely payments thereon, in each case, without regard to whether such payment may then be made to the Noteholders under Section 11 hereof.

                           3.1.2.2. Interest payable on the Holdings Notes from
                  the Closing Date through September, 2010 (the "CAPITALIZED INTEREST PERIOD"), shall be paid in the form of Capitalized Interest; PROVIDED that notwithstanding the foregoing, interest shall be paid in cash at any time during the Capitalized Interest Period that the payment of such cash interest is expressly permitted under the terms of all then outstanding Senior Indebtedness (or is permitted by consent of the holders of such Senior Indebtedness).

                  3.1.3. Capitalized Interest on any Note shall be deemed for all purposes to be principal of such Notes, whether or not such Note is marked to indicate the addition of such Capitalized Interest, and interest shall begin to accrue on Capitalized Interest beginning on and including the interest payment date on which such Capitalized Interest is added to the principal amount of the related Note, and such interest shall accrued and be paid, together with the interest on the remaining principal amount of the Note, in accordance with this Section 3.1.

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                  3.1.4. Interest shall be payable with respect to the Notes in cash or in kind, as provided herein, on the 15th day (or, if such day is not a Business Day, on the next succeeding Business Day) of each April, July, October and January, commencing in January 1999 (with respect to the period from the Closing Date through the date immediately prior to such date), and upon any prepayment of the Notes (to the extent of accrued interest on the principal amount of the Notes so prepaid) and at maturity of the Notes, in each case, by wire transfer or other same day funds to the respective account designated in writing by each holder of the Notes.

                  3.1.5. Interest on the Notes shall be computed on the basis of a 360 day year of twelve 30 day months. In computing such interest, the date or dates of the making of the Notes shall be included and the date of payment shall be excluded.

         3.2. VOLUNTARY PREPAYMENTS. The Notes may be prepaid, at the Company's option, at any time and from time to time, in whole or in part, on two Business Days' prior notice to the holders of the Notes at a price equal to 100% of the principal amount thereof PLUS accrued and unpaid interest to, but not including, the date of such prepayment on the principal amount of the Notes so prepaid.

         3.3.  MANDATORY PREPAYMENTS.

                  3.3.1.  MANDATORY PREPAYMENTS OF COMPANY NOTES.

                           3.3.1.1. When the aggregate amount of Excess Proceeds
                  exceeds $10.0 million, then 100% of the Excess Proceeds shall be applied to the prepayment of the Company Notes, together with accrued interest on the Notes so prepaid; PROVIDED that if any Senior Indebtedness is then outstanding, such prepayment of the Notes shall not be required if and to the extent that such Excess Proceeds are applied to the repayment of Senior Indebtedness (so long as, in the case of such a repayment of revolving loans, such repayment effects a corresponding commitment reduction of revolving loans).

                           3.3.1.2. Upon any Change of Control, the Company
                  shall prepay the Company Notes, together with interest thereon to but not including the date of such prepayment; PROVIDED that the Company shall not be obligated to so prepay the Notes unless and until all Senior Indebtedness is paid in full in cash or consents to such prepayment of the Company Notes, EXCEPT THAT, the holders of Senior Indebtedness shall be required to either (x) accept such prepayment of Senior Indebtedness or (y) consent to such prepayment of Company Notes, one or the other of which must occur within 90 days of the occurrence of such Change of Control.

                  3.3.2.  MANDATORY PREPAYMENTS OF HOLDINGS NOTES.



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                           3.3.2.1. When the aggregate amount of Excess Proceeds
                  exceeds $10.0 million, then 100% of any Excess Proceeds which have been received by Holdings or have been distributed to Holdings, if any, shall be applied to the prepayment of the Holdings Notes, together with accrued interest on the Notes so prepaid; PROVIDED that if any Senior Indebtedness or Company Notes are then outstanding, such prepayment of the Holdings Notes shall (i) not be required if and to the extent that such Excess Proceeds are applied to the prepayment of Senior Indebtedness (so long as, in the case of such a prepayment of revolving loans, such prepayment effects a corresponding commitment reduction of revolving loans), if any, or the Company Notes and (ii) only be required to the extent that the holders of any Senior Indebtedness and Company Notes which remain outstanding permit the Company to distribute any such Excess Proceeds to Holdings which were initially received by the Company or its Subsidiaries.

                           3.3.2.2. Upon any Change of Control, Holdings shall
                  prepay the Holdings Notes, together with interest thereon to but not including the date of such prepayment; PROVIDED, that such prepayment of the Holdings Notes shall be required only if and to the extent that (i) either (x) all Senior Indebtedness and Company Note Obligations have first been paid in full or (y) the holders of all Senior Indebtedness and Company Notes to remain outstanding shall have waived such payment and (ii) Holdings has received net proceeds as a result of such Change in Control which have not been, either directly, or through contribution to the Company, so applied to the satisfaction of Senior Indebtedness or Company Note Obligations; AND PROVIDED, FURTHER that, notwithstanding the foregoing, Holdings shall not be obligated to so prepay the Holdings Notes unless and until all Senior Indebtedness is paid in full in cash or consents to such prepayment of the Holdings Notes, EXCEPT THAT, subject to the foregoing, the holders of Senior Indebtedness shall be required to either (x) accept such prepayment of Senior Indebtedness or (y) consent to such prepayment of Holdings Notes, one or the other of which must occur within 90 days of the occurrence of such Change of Control.

         3.4.  PAYMENT AT MATURITY.

                  3.4.1. On the Company Note Maturity Date, or upon any acceleration of the Company Notes pursuant to Section 10.1 hereof, the Company shall pay all remaining principal of the Company Notes, together with interest on the amounts so paid and together with any other Company Note Obligations then outstanding.

                  3.4.2. On the Holdings Note Maturity Date, or upon any acceleration of the Holdings Notes pursuant to Section 10.2 hereof, Holdings shall pay all remaining principal of the Holdings Notes, together with interest on the amounts so paid and together with any other Holdings Note Obligations then outstanding.

         3.5.  NOTES PREPAID IN PART.

                  3.5.1. If fewer than all of the Company Notes or Holdings Notes, as the case may be, are to be prepaid, the Company shall select the Company Notes or Holdings Notes, as applicable, to be prepaid on a PRO RATA basis.

                  3.5.2. Upon surrender of a Note that is prepaid in part, the Company shall promptly execute and deliver to the holder (at the Company's expense) a new Note equal in principal amount to the unpaid portion of the Note surrendered.

                  3.5.3. Each Purchaser agrees that before disposing of the Note held by it, or any part thereof (other than by granting participations therein), such Purchaser will make a notation thereon of all principal payments previously made thereon and of the date to which interest thereon has been paid and will notify the Company of the name and address of the transferee of that Note; PROVIDED, that the failure to make (or any error in the making of) a notation of the payments made under such Note or to notify the Company of the name and address of a transferee shall not limit or otherwise affect the obligation of the Company hereunder or under such Note.

         3.6.  MANNER AND TIME OF PAYMENT.

                  3.6.1. All payments by the Company under this Agreement or the Notes shall be made without defense, set off or counterclaim, in same day funds and delivered to the holders of the Notes not later than 12:00 noon (New York time) on the date such payment is due, with such payment to be made in the same manner as that provided for payment of interest under Section 3.1; PROVIDED that funds received by such holders after 12:00 noon (New York time) shall be deemed to have been paid by the Company on the next succeeding Business Day.

                  3.6.2. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, the payment shall be made on the next succeeding Business Day and such additional period shall be included in the computation of the payment of interest hereunder or under the Notes.

                  3.6.3. All prepayments (whether voluntary or mandatory) shall include the payment of accrued interest and unpaid interest to, but not including, the date of such prepayment on the principal amount of the Notes so prepaid.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

         Each Purchaser individually (but not on behalf of any other Purchaser) represents and warrants that:

         4.1. LEGAL CAPACITY; DUE AUTHORIZATION. Such Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement has been duly executed and delivered by such Purchaser and is the legal, valid and binding obligation of such Purchaser enforceable against it in accordance with the terms hereof.

         4.2. RESTRICTIONS ON TRANSFER. Such Purchaser has been advised that the Securities have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Purchaser is aware that the Issuers are under no obligation to effect any such registration with respect to the Securities or to file for or comply with any exemption from registration, except as provided in the Registration Rights Agreement. Such Purchaser is purchasing the Securities to be acquired by such Purchaser hereunder for its own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act; PROVIDED, HOWEVER, that except as provided in Section 12 of this Agreement, the disposition of such Purchaser's property shall at all times be and remain in its control.

         4.3. ACCREDITED INVESTOR, ETC. Such Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and to bear the economic risk of such investment for an indefinite period of time. Such Purchaser is an "accredited investor" as that term is defined in Regulation D under the Securities Act.

         4.4. BROKERAGE FEES, ETC. Each Purchaser represents and warrants to each other party to this Agreement that, except as contemplated by the Documents, no broker's, finders's or placement fee or commission will be payable to any Person alleged to have been retained by such representing and warranting party with respect to any of the Transactions. Each Purchaser hereby indemnifies each such other party against and agrees that it will hold each such party harmless from any claim, demand or liability, including reasonable attorneys' fees, for any broker's, finder's or placement fee or commission alleged to have been incurred by such indemnifying party.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE ISSUERS.

         In order to induce each Purchaser to enter into this Agreement and to purchase the Securities to be purchased by such Purchaser hereunder, subject to
Section 13.14, as of the Closing Date, (i) Holdings hereby makes the representations, warranties and agreements set forth in this Section 5 for the benefit of each Purchaser of Holdings Notes and (ii) the Company hereby makes the representations, warranties and agreements set forth in this Section 5 for the benefit of each Purchaser of Company Notes.

         5.1. CORPORATE EXISTENCE AND POWER. Each of the Issuers (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business in each additional jurisdiction where the failure to so qualify would have a Material Adverse Effect, and (iii) has all requisite corporate power to own its Properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute, deliver and perform its obligations under this Agreement, the Notes and the Warrants, as the case may be.

         5.2. CORPORATE AUTHORITY. The execution, delivery and performance by the Company and by Holdings, as the case may be, of this Agreement and the Securities are within the corporate powers of the Company and Holdings and have been duly authorized by all necessary corporate action on the part of the Board and stockholders of the Company and Holdings.

         5.3. BINDING EFFECT. This Agreement and each of the Securities is the legal, valid and binding obligation of the Company and of Holdings, as the case may be, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relative to or affecting the enforcement of creditors' rights generally in effect from time to time and by general principles of equity.

         5.4. LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Issuers, threatened against or affecting the Issuers or against any officer or director of the Issuers which are likely to have, individually or in the aggregate, a Material Adverse Effect, or which seek to enjoin, or otherwise prevent the consummation of, the Transactions or to recover any damages or obtain any relief as a result of any of the Transactions in any court or before any arbitrator of any kind or by any Governmental Body.

         5.5. NO LEGAL OBSTACLE TO AGREEMENTS.

                  5.5.1. Neither the execution and delivery of this Agreement or any other Note Document, nor the making of any borrowings hereunder, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Note Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease referred to in this Agreement or any other Note Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease referred to in this Agreement or any other Note Document, has constituted or resulted in or will constitute or result in:

                           5.5.1.1. any breach or termination of the provisions
                  of any agreement, instrument, deed or lease to which the Issuer is a party or by which they are bound, or of the charter or by-laws of the Issuers;

                           5.5.1.2. the violation of any law, statute, judgment,
                  decree or governmental order, rule or regulation applicable to the Issuers;

                           5.5.1.3. the creation under any agreement,
                  instrument, deed or lease of any Lien upon any of the assets of the Issuers; or

                           5.5.1.4. any redemption, retirement or other
                  repurchase obligation of the Issuers under any charter, by-law, agreement, instrument, deed or lease.

                  5.5.2. No approval, authorization or other action, by or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Issuers in connection with the execution, delivery and performance of this Agreement, the Notes or the Warrants, the transactions contemplated hereby or thereby of the making of any borrowing hereunder.

         5.6. DELIVERY OF SENIOR LOAN DOCUMENTS; INCORPORATION OF BRIDGE LOAN AGREEMENT PROVISIONS. The Company has delivered to each of the Initial Purchasers true, correct and complete copies of each Senior Loan Document as in effect on the Closing Date, together with all exhibits and schedules thereto. Subject to Section 13.14 hereof, the representations, warranties and agreements of the Issuers set forth in Sections 3.1, 3.6, and 3.9 of the Bridge Loan Agreement as in effect on the date hereof are hereby Incorporated By Reference for the benefit of each Purchaser hereunder.

         5.7. NO DEFAULT. No event has occurred and is continuing which constitutes a Default or an Event of Default hereunder.

         5.8. BROKERAGE FEES, ETC. Except as contemplated by the Documents, no broker's, finders's or placement fee or commission will be payable to any Person alleged to have been retained by or on behalf of MergerCo, the Company or Holdings with respect to any of the transactions contemplated by this Agreement or any of the other Documents. Each Issuer hereby indemnifies each Purchaser against and agrees that it will hold each such party harmless from any claim, demand or liability, including reasonable attorneys' fees, for any such broker's, finder's or placement fee or commission alleged to have been incurred.

         5.9. PRIVATE OFFERING. Neither Issuer has (nor anyone acting on its behalf) offered the Securities or any part thereof or any similar securities for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of any of the Securities within the provisions of Section 5 of the Securities Act or the provisions of any securities or blue sky law of any applicable jurisdiction.

SECTION 6.  CLOSING CONDITIONS

         The obligation of each Purchaser to purchase and pay for the Securities provided for hereunder is subject to the satisfaction of the following conditions, each as of the Closing Date:

         6.1. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. All representations and warranties of the Issuers contained in this Agreement shall be true and correct in all material respects, including, without limitation, that there shall exist no Default or Event of Default as of the Closing Date.

         6.2. DOCUMENTS SATISFACTORY; TRANSACTIONS CONSUMMATED. The Merger shall have been consummated in accordance with the terms of the Merger Agreement and related documents and all applicable laws, and each of the conditions precedent to the consummation thereof (including, without limitation, the accuracy in all material respects of the representations and warranties contained in the Merger Agreement) shall have been satisfied and not waived except with the consent of the Purchasers and to the satisfaction of the Purchasers. Each of the Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect. All of the terms, conditions and provisions of each of such documents shall be satisfactory to the Purchasers in all respects in form and substance, and no term, condition or provision thereof shall have been supplemented, amended, modified or waived without such Purchasers' consent. The Purchasers shall each have received a copy of each Other Document (including any and all amendments, modifications and supplements thereto), certified by a duly authorized officer of Holdings and the Company as true, correct and complete.

         6.3. CREDIT AGREEMENT AND BRIDGE LOAN AGREEMENT CONDITIONS SATISFIED.

                  6.3.1. The conditions set forth in Section 3.1 of the Credit Agreement shall have been satisfied or waived except for the condition that the Issuers shall have issued and/or sold the Securities as provided herein, and the Purchasers shall be satisfied that the initial borrowings under the Credit Agreement shall be made contemporaneously with or immediately after the purchase of the Notes hereunder.

                  6.3.2. The conditions set forth in Article 6 of the Bridge Loan Agreement shall have been satisfied or waived except for the condition that the Issuers shall have issued and/or sold the Securities as provided herein, and the Purchasers shall be satisfied that the borrowings under the Bridge Loan Agreement shall be made contemporaneously with or immediately after the purchase of the Notes hereunder.

         6.4. DELIVERY OF DOCUMENTS. The Initial Purchasers shall have received the following items, each of which shall be in form and substance reasonably satisfactory to the Initial Purchasers and, unless otherwise noted, dated the Closing Date:

                  6.4.1. Executed copies of this Agreement, the Registration Rights Agreements, the Escrow Agreement, the Fee Warrants and the Notes issued in the names of the respective Initial Purchasers as set forth on Schedule I.

                  6.4.2. Resolutions of the Boards of MergerCo, the Company and Holdings approving the Transactions, and approving and authorizing the execution, delivery and performance of this Agreement and each other Document to which it is a party and approving and authorizing the issuance and sale of the Notes and the execution, delivery and payment of the

Securities, in each case, certified as of the Closing Date by the secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment.

                  6.4.3. For each Issuer and MergerCo, a copy of a certificate of the secretary of the State of Delaware, dated a recent date prior to the Closing Date, listing the charter of such Person and any amendment thereto on file in his office and certifying that (A) such charter is a true and correct copy thereof, (B) such amendments are the only amendments to such charter on file in his office, (C) such Person has paid all franchise taxes to the date of such certificate and (D) such Issuer is duly incorporated and in good standing under the laws of such state.

                  6.4.4. A certificate of MergerCo and each Issuer, signed on its behalf by an officer duly authorized, dated the Closing Date (the statements made in which certificate shall be true on and as of such date) certifying as to
(A) the absence of any amendment to the charter of the such Person since the date of the secretary of state's certificate referred to in Section 6.4.3 above), (B) a true and correct copy of the bylaws of such Person as in effect on the Closing Date, (C) the due incorporation and good standing of such Person as a corporation organized under the laws of the jurisdiction of its incorporation and the absence of any proceeding for the dissolution or liquidation of such Issuer, and (D) the completeness and accuracy of the representations and warranties contained in this Agreement as of the Closing Date, including the absence of any event occurring and continuing, or resulting from the Transactions, that constitutes a Default.

                  6.4.5. Certificates of the secretaries of MergerCo and each Issuer certifying the names and true signatures of the officers of such entities executing the Documents.

                  6.4.6.  True and correct copies of all of the Documents.

         6.5. CORPORATE/CAPITAL STRUCTURE. The Initial Purchasers shall be satisfied with the ownership, corporate and legal structure and capitalization of the Issuers including, without limitation, the terms and conditions of their respective charters and bylaws, the terms of the any capital stock and of the capital stock, options, warrants or other securities issued by either Issuer and any agreements related thereto and the management of the Issuers shall be acceptable to the Initial Purchasers.

         6.6. NO MATERIAL ADVERSE CHANGE. Nothing shall have occurred (and the Initial Purchasers shall not be aware of any facts or conditions not previously known) which the Purchasers shall determine has or reasonably could be expected to have, a material adverse effect on the rights or remedies of the Purchasers hereunder, or on the ability of Holdings or the Company to perform their respective obligations with respect to this Agreement or the Notes or has, or reasonably could be expected to have, a Material Adverse Effect.

         6.7. LITIGATION. There shall exist no action, suit, investigation, litigation or proceeding affecting the Issuers or any of their Subsidiaries or any of their respective properties pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material

Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Merger, this Agreement, any Note, any other Document or the consummation of the transactions contemplated hereby and thereby. No order, judgment or decree of any court, arbitrator or governmental authority shall enjoin or restrain the Initial Purchasers from acquiring the Securities or making the loans evidenced by the Notes.

         6.8. INCORPORATION OF BRIDGE LOAN AGREEMENT PROVISIONS. The conditions to Closing set forth in Sections 6.14, 6.16, 6.17, 6.18 (first sentence only),
6.19 and 6.20 of the Bridge Loan Agreement as in effect on the date hereof are hereby Incorporated By Reference for the benefit of each Purchaser hereunder except that:

                  6.8.1. the references to the "Administrative Agent" in Sections 6.14 and 6.16 shall be to the Initial Purchasers; and

                  6.8.2. the references to the "Lenders" in Sections 6.17 and
6.18 shall be to the Initial Purchasers.

         6.9. CERTAIN FEES. On the Closing Date, all expenses of the Initial Purchasers (including, without limitation, legal fees and expenses) incurred in connection with the negotiation and execution of this Agreement and the other Documents shall have been paid by the Company to the extent due and the Financing Fee shall have been paid to the Initial Purchasers in accordance with their percentage interests in the Notes as reflected on Schedule I.

         6.10. NO VIOLATION OF REGULATIONS T, U OR X. The issuance of the Notes shall not violate Regulations T, U or X of the Board of Governors of the Federal Reserve Board.

         6.11. DELIVERY OF ESCROW WARRANTS. The Escrow Warrants shall have been issued by Holdings in the name of the Escrow Agent, and shall have been delivered to the Escrow Agent.

SECTION 7.  COVENANTS APPLICABLE TO ALL NOTES

         Subject to Section 13.14, (i) Holdings covenants and agrees for the benefit of Purchasers of Holdings Notes, that so long as any Holdings Notes are outstanding and (ii) the Company covenants and agrees for the benefit of Purchasers of Company Notes, that so long as any Company Notes are outstanding:

         7.1. REPORTS. Section 4.03 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  7.1.1. any reference to the "Notes" shall be to the Notes as defined herein;

                  7.1.2. the reference to the "Holders of Notes" shall be to the Purchasers; and

                  7.1.3. the last sentence of clause (a) shall be deleted.

         7.2.TAXES. Section 4.05 of the Indenture as in effect on the date hereof is hereby Incorporated by Reference, except that the reference to the "Holders of the Notes" shall be to the Purchasers.

         7.3. STAY, EXTENSION AND USURY LAWS. Section 4.06 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  7.3.1. any reference to "each of the Guarantors" shall be to Holdings;

                  7.3.2. the reference to the "Trustee" shall be to the Purchasers; and

                  7.3.3. the reference to the "Indenture" shall be to this Agreement and the Notes.

         7.4. TRANSACTIONS WITH AFFILIATES. Section 4.11 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  7.4.1. any reference to the "Company" shall be to Holdings;

                  7.4.2. any reference to "Restricted Subsidiaries" shall be to "the Company and any Restricted Subsidiaries"; and

                  7.4.3. clause (ii) of the first sentence shall not be so incorporated.

         7.5. LINE OF BUSINESS. Section 4.13 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  7.5.1. the reference to the "Indenture" shall be to this Agreement; and

                  7.5.2. the following sentence shall be added to the beginning of such Section: "Holdings shall engage in no business other than holding the capital stock of the Company and its Subsidiaries."

         7.6. CORPORATE EXISTENCE. Section 4.14 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that the reference to the "Company" shall be to Holdings and the reference to the "Holders of the Notes" shall be to the Purchasers.

         7.7. NOTICE OF DEFAULT. The Issuers will provide to the Purchasers, immediately upon receipt thereof, any notice of default received by either of them under any Senior Loan Document.

SECTION 8.  COVENANTS APPLICABLE TO COMPANY NOTES ONLY

         The Company covenants and agrees, for the benefit of the holders of Company Notes from time to time, that so long as any Company Notes or Company Note Obligations remain outstanding:

         8.1. PAYMENT OF COMPANY NOTE OBLIGATIONS. The Company will duly and punctually pay the principal of, interest and any other amounts owing under this Agreement in respect of the Company Notes when due under the terms of this Agreement and the Company Notes.

         8.2. RESTRICTED PAYMENTS. Section 4.07 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  8.2.1. any references to a "Default" or an "Event of Default" shall be to a "Company Note Default" or "Company Note Event of Default", respectively;

                  8.2.2. any reference to the "Indenture" shall be to this Agreement; and

                  8.2.3. any reference to the "Notes" shall be to the Company Notes.

         8.3. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.
Section 4.08 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that the reference to the "Indenture" in clause (a) shall be to this Agreement.

         8.4. INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.
Section 4.09 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  8.4.1. the following phrase shall be added before the word "collectively" in the parenthetical which defines "Permitted Debt": "together with any Indebtedness which constitutes a renewal, amendment, extension, modification, replacement or refinancing of any such Indebtedness,");

                  8.4.2. the reference to the "Indenture" in clause (i) shall be to the Bridge Loan Agreement and the Notes; and

                  8.4.3. the dollar amount "270.0 million" in clause (ii) shall be replaced with $325.0 million;

                  8.4.4. the following additional clause (xvii) shall be added:
"(xvii) Indebtedness in addition to the foregoing not to exceed $25.0 million in aggregate principal amount at any time outstanding."

         8.5. ASSET SALES. The first and third paragraph and the first sentence of the second paragraph of Section 4.10 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  8.5.1. any reference to the "Notes" shall be to the Company Notes; and

                  8.5.2. the term "Senior Debt" in clause (a) of the second paragraph shall be replaced with Senior Indebtedness.

         8.6. LIENS. Section 4.12 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference.

         8.7. NO SENIOR SUBORDINATED DEBT. The Company shall not incur, create assume, guaranty or otherwise become directly or indirectly liable for any Indebtedness that is (i) subordinated or junior in right of payment to the Bridge Loan or any Indebtedness which refinances or replaces the Bridge Loan and
(ii) senior in any respect in right of payment to the Company Notes.

         8.8. MERGER, CONSOLIDATION OR SALE OF ASSETS. Section 5.01 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  8.8.1. clause (ii) shall be amended by replacing "the Debt Registration Rights Agreement, the Notes and this Indenture in form reasonably satisfactory to the Trustee" with the "Note Documents and the Registration Rights Agreement in form reasonably satisfactory to the holders of the Company Notes"; and

                  8.8.2. the reference to a "Default" or an "Event of Default" in clause (iii) shall be to a Company Note Default or Company Note Event of Default, respectively.

         8.9. SUCCESSOR CORPORATION SUBSTITUTED. Section 5.02 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  8.9.1. the reference to the "Indenture" shall be to this Agreement; and

                  8.9.2. the reference to the "Notes" shall be to the Company Notes.

SECTION 9.   COVENANTS APPLICABLE TO HOLDINGS NOTES ONLY

         Holdings covenants and agrees, for the benefit of the holders of Holdings Notes from time to time, that so long as any Holdings Notes or Holdings Note Obligations remain outstanding:

         9.1. PAYMENT OF NOTE OBLIGATIONS. Holdings will duly and punctually pay the principal of, interest and any other amounts owing under this Agreement in respect of the Holdings Notes when due under the terms of this Agreement and the Holdings Notes.

         9.2. RESTRICTED PAYMENTS. Section 4.07 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  9.2.1. any references to a "Default" or an "Event of Default" shall be to a "Holdings Note Default" or "Holdings Note Event of Default", respectively;

                  9.2.2. any reference to the "Indenture" shall be to this Agreement; and

                  9.2.3. any reference to the "Notes" shall be to the Holdings Notes.

         9.3. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.
Section 4.08 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  9.3.1. the reference to the "Indenture" in clause (a) shall be to this Agreement;

                  9.3.2. any reference to the "Company" shall be to Holdings;
and

                  9.3.3. clause (b) shall be replaced in its entirety with the following: "(b) the Senior Loan Documents as from time to time in effect,"; and

                  9.3.4. clause (c) shall be replaced in its entirety with the following: "this Agreement and the Company Notes or the terms of any Refinancing Debt;".

         9.4. INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.
Section 4.09 of the Indenture as in effect on the date hereof is hereby Incorporated By Reference, except that

                  9.4.1. the following phrase shall be added before the word "collectively" in the parenthetical which defines "Permitted Debt": "together with any Indebtedness which constitutes a renewal, amendment, extension, modification, replacement or refinancing of any such Indebtedness,");

                  9.4.2. the ratio "2.0 to 1" in the first paragraph of such
Section 4.09 shall be replaced with 1.25 to 1";

                  9.4.3. clause (i) shall be amended in its entirety to read:
"(i) the Bridge Loan (including any modification, amendment, refinancing or replacement thereof) and the Company Notes;"

                  9.4.4. clause (ii) shall be amended by deleting all of the text following the first reference to "Credit Facilities"; and

                  9.4.5. the following additional clause (xvii) shall be added:
"(xvii) Indebtedness in addition to the foregoing not to exceed $25.0 million in aggregate principal amount at any time outstanding."

         9.5. NO ADDITIONAL HOLDINGS INDEBTEDNESS. Holdings shall not incur, create, assume, guaranty or otherwise become directly or indirectly liable for any Indebtedness other than (i) guaranteeing Senior Indebtedness, as from time to time in existence, and (ii) the Holdings Notes.

         9.6. MERGER, CONSOLIDATION OR SALE OF ASSETS. Holdings shall not, directly or indirectly, consolidate or merge with or into (whether or not Holdings is the surviving corporation), or sell, assign, transfer, convey or other wise dispose of all or substantially all of its assets, in one or more related transactions, to another Person unless either (i) Holdings is the surviving corporation or (ii) the Person formed by or surviving any such consolidation or merger (if other than Holdings) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all of Holdings' obligations under the Holdings Notes and under the Registration Rights Agreement and this Agreement, in each case, solely in respect of the Holdings Notes, and in such event, subject to Holdings' obligations to prepay the Holdings Notes pursuant to Section 3.3 hereof, which shall not be released, provisions of the Holdings Notes, the Registration Rights Agreement and this Agreement which refer to Holdings shall instead be deemed to refer to such other Person.

         9.7. DEFAULT NOTICE. Holdings and the Company shall, so long as any Securities are outstanding, deliver to the Purchasers upon becoming aware of any Default or event of Default, a notice of such Default or Event of Default and what action the Issuers are taking or propose to take with respect thereto.

SECTION 10.  EVENTS OF DEFAULT

         10.1. DEFAULTS ON COMPANY NOTES. If one or more of the following events shall occur and be continuing (each, a "COMPANY NOTE EVENT OF DEFAULT"):

                  10.1.1. PAYMENT DEFAULT. The Company shall fail to pay (i) any principal of the Company Notes when the same becomes due and payable, whether upon maturity, prepayment, acceleration or otherwise or (ii) any interest on the Company Notes, for a period of thirty days after the same shall become due and payable; or

                  10.1.2. ACCELERATION OF OTHER INDEBTEDNESS; PRINCIPAL PAYMENT DEFAULT. Any event of default shall have occurred under any Indebtedness of the Company or any of its Subsidiaries in excess of $10 million in the aggregate for the Company and its Subsidiaries which default either (i) constitutes the failure to make any payments of principal at final maturity of such Indebtedness or (ii) results in the acceleration of such Indebtedness, whether by having become due and payable by its terms or by having been declared due and payable prior to its stated maturity; or

                  10.1.3. CERTAIN COVENANTS. The Company shall default in the performance or observance of any covenant described in Sections 8.2, 8.4 and 8.5 hereof and the continuance of such default for a period of 30 days after the receipt of written notice of such default by the Company from the holders of at least 25% of the principal amount of the Company Notes.

                  10.1.4. OTHER TERMS. The Company shall default in the performance or observance of any covenant, agreement or condition of this Agreement (other than those described or referred to in any other paragraph of this Section 10.1) and such default shall continue for more than 60 days after the receipt of written notice of such default by the Company from the holders of at least 25% of the principal amount of the Company Notes.

                  10.1.5. JUDGMENTS AND ATTACHMENTS. One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving a liability (to the extent not paid or fully covered by insurance) in excess of $10 million for all such judgments and decrees and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

                  10.1.6. INVOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.
(a) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any Significant Subsidiary, in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (b) an involuntary case is commenced against the Company or any Significant Subsidiary, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of its Subsidiaries or over all or a substantial part of any of their respective properties, shall have been entered, or an interim receiver, trustee or other custodian of the Company or any of its Significant Subsidiaries for all or a substantial part of their respective properties is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Company or any of its Significant Subsidiaries and the continuance of any such events in this clause (b) for 60 days unless dismissed, bonded, stayed, vacated or discharged; or

                  10.1.7. VOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC. The Company or any of its Significant Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or any of its Significant Subsidiaries of any assignment for the benefit of creditors; or the board of directors of the Company or any of its Significant Subsidiaries (or any committee thereof) adopts any resolution or otherwise authorizes any action to approve any of the foregoing;

         THEN, (i) upon the occurrence of any Company Note Event of Default described in the foregoing Section 10.1.6 or 10.1.7 with respect to the Company, the unpaid principal amount of all Notes, together with accrued interest thereon, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company, and (ii) upon the occurrence of any other Company Note Event of Default, the holders of a majority in principal amount of the Company Notes may, subject to Section 11 hereof, upon written notice to the Senior Agent, the Bridge Agent and the Company, declare the Company Notes to be due and payable, whereupon the principal amount of all Company Notes, together with accrued interest thereon, shall automatically become immediately due and payable, such without any other notice of any kind, and without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company.

         10.2. DEFAULTS ON HOLDINGS NOTES. If one or more of the following events shall occur and be continuing (each, a "HOLDINGS NOTE EVENT OF DEFAULT"):

                  10.2.1. PAYMENT DEFAULT. Holdings shall fail to pay (i) any principal of the Holdings Notes when the same becomes due and payable, whether upon maturity, prepayment, acceleration or otherwise or (ii) any interest on the Holdings Notes, for a period of sixty days after the same shall become due and payable; or

                  10.2.2. ACCELERATION OF OTHER INDEBTEDNESS; PRINCIPAL PAYMENT DEFAULT. Any event of default shall have occurred under any Indebtedness of Holdings or any of its Subsidiaries in excess of $50 million in the aggregate for Holdings and its Subsidiaries which default either (i) constitutes the failure to make any payments of principal at final maturity of such Indebtedness or (ii) results in the acceleration of such Indebtedness, whether by having become due and payable by its terms or by having been declared due and payable prior to its stated maturity; or

                  10.2.3. CERTAIN COVENANTS. Holdings shall default in the performance or observance of any covenant described in Sections 9.2 and 9.4 hereof and the continuance of such default for a period of 60 days after the receipt of written notice of such default by Holdings from the holders of at least 25% of the principal amount of the Holdings Notes.

                  10.2.4. OTHER TERMS. The Company shall default in the performance or observance of any covenant, agreement or condition of this Agreement (other than those described or referred to in any other paragraph of this Section 10.1) and such default shall continue for more than 90 days after the receipt of written notice of such default by Holdings from the holders of at least 25% of the principal amount of the Holdings Notes.

                  10.2.5. JUDGMENTS AND ATTACHMENTS. One or more judgments or decrees shall be entered against the Holdings or any of its Subsidiaries involving a liability (to the extent not paid or fully covered by insurance) in excess of $50 million for all such judgments and decrees and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

                  10.2.6. INVOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.
(a) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Holdings or any Significant Subsidiary, in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (b) an involuntary case is commenced against the Holdings or any Significant Subsidiary, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Holdings or any of its Subsidiaries or over all or a substantial part of any of their respective properties, shall have been entered, or an interim receiver, trustee or other custodian of the Holdings or any of its Significant Subsidiaries for all or a substantial part of their respective properties is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Holdings or any of its Significant Subsidiaries and the continuance of any such events in this clause (b) for 60 days unless dismissed, bonded, stayed, vacated or discharged; or

                  10.2.7. VOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC. The Holdings or any of its Significant Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Holdings or any of its Significant Subsidiaries of any assignment for the benefit of creditors; or the board of directors of the Holdings or any of its Significant Subsidiaries (or any committee thereof) adopts any resolution or otherwise authorizes any action to approve any of the foregoing;

         THEN, (i) upon the occurrence of any Holdings Note Event of Default described in the foregoing Section 10.2.6 or 10.2.7 with respect to Holdings, the unpaid principal amount of all Notes, together with accrued interest thereon, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Holdings, and (ii) upon the occurrence of any other Holdings Event of Default, the holders of a majority in principal amount of the Holdings Notes may, subject to

Section 11 hereof, upon written notice to the Senior Agent, the Bridge Agent and Holdings, declare the Holdings Notes to be due and payable, whereupon the principal amount of all Holdings Notes, together with accrued interest thereon, shall automatically become immediately due and payable, such without any other notice of any kind, and without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Holdings.

SECTION 11.  SUBORDINATION

         11.1. OBLIGATIONS SUBORDINATE TO SENIOR INDEBTEDNESS. Holdings and the Company each covenant and agree, and the Purchasers by their acceptance of Notes, likewise covenant and agree, that all Notes shall be issued and all Note Obligations incurred hereunder subject to the provisions of this Section 11; and each Purchaser and each Person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of all Note Obligations shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full in cash of all Senior Indebtedness from time to time outstanding (and the holders of the Holdings Notes accept and agree that the payment of all Holdings Note Obligations shall, to the extent and in the manner hereinafter set forth, also be subordinated and junior in right of payment to the prior payment of all Company Note Obligations from time to time outstanding); that the subordination is for the benefit of, and shall be enforceable directly by, each holder of such Senior Indebtedness (and, with respect to the subordination of the Holdings Notes, by each holder of Company Notes), and that each holder of such Senior Indebtedness (or Company Notes, as applicable), whether now outstanding or hereafter created, assumed or guaranteed, shall be deemed to have acquired its Senior Indebtedness (or Company Notes) in reliance upon the covenants and provisions contained in this Agreement.

         11.2. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION. In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, adjustment, composition or other similar case or proceeding in connection therewith, relative to Holdings or the Company or to their respective creditors, as such, or to either such Person's assets, or (ii) any liquidation, dissolution or other winding up of Holdings or the Company whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Holdings or the Company (collectively, "BANKRUPTCY EVENTS"), then and in any such event:

                  11.2.1. (i) All obligations due or to become due under or with respect to all Senior Indebtedness in such proceeding shall be paid in full, in cash, before the holders of the Notes are entitled to receive any payment or distribution, whether in cash, securities or other property, on account of the Note Obligations; and (ii) all Company Note Obligations due or to become due under shall be paid in full, in cash, or payment thereof in a form and manner satisfactory to the holders of a majority in principal amount of the Company Notes then outstanding shall have been provided for before the holders of the Holdings Notes are entitled to receive any payment or distribution, whether in cash, securities or other property, on account of the Holdings Note Obligations.

                  11.2.2. Any payment or distribution of assets of Holdings or the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the holders of the Notes would be entitled but for the provisions of this Section 11, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of Holdings or the Company being subordinated to the payment of the Note Obligations (including by reason of the subordination of the Holdings Note Obligations to the Company Note Obligations) shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and interest on, such Senior Indebtedness held or represented by each, to the extent necessary to make payment of all such Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness, and, following the payment in full in cash of all Senior Indebtedness, to the holders of the Company Notes, and

                  11.2.3. In the event that, notwithstanding the foregoing provisions of this Section 11.2, the holders of the Notes shall have received any such payment or distribution of assets of Holdings or the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of any other Indebtedness being subordinated to the payment of the Note Obligations before all such Senior Indebtedness is paid in full in cash, or, in the case of payments received by holders of Holdings Notes, before all Company Note Obligations are paid in full in cash or payment thereof provided for, then and in such event such payment or distribution shall be held in trust by such Noteholder for the benefit of the holders of Senior Indebtedness, and shall forthwith be paid over and delivered forthwith to the Applicable Agent, for application to the Senior Indebtedness to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness and, after all Senior Indebtedness is paid in full, shall be paid over to the holders of the Company Notes for application to the Company Note Obligations to the extent necessary to pay all such Company Note Obligations in full after giving effect to any concurrent payment or distribution to or for the holders of such Company Note.

                  11.2.4. The Applicable Agent shall have the right to request the holders of the Notes to file and, in the event a Noteholder fails to do so within 10 days prior to any deadline fixed in such proceeding for the filing of such a claim, is hereby authorized to file a proof of claim in the form required in any Bankruptcy Event for and on behalf of that holder, to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Note Obligations (other than any payment or distribution which the Noteholders are entitled to retain pursuant to the parenthetical clause in the foregoing paragraph 11.2.2) in an amount not in excess of the Senior Indebtedness then outstanding and to take such other action as may be reasonably necessary to effectuate the foregoing. Each Noteholder shall provide to the Applicable Agent all information and documents reasonably necessary to present claims or seek enforcement as aforesaid; PROVIDED, that after the payment in full of all Senior Indebtedness, the holders of the Company Notes shall have the same rights as are specified in this Section 11.2.4 relative to the holders of the Holdings Notes as the Applicable Agent relative to the Noteholders.

                  11.2.5. If, notwithstanding the provisions of this Agreement, there shall occur any consolidation of Holdings or the Company with, or any merger of Holdings or the Company into, another corporation or the liquidation or dissolution of Holdings or the Company following any conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation, such consolidation, merger or liquidation, to the extent permitted under the terms of any outstanding Senior Indebtedness (or the terms of the Company Notes, if the Senior Indebtedness has been repaid), or permitted by the holders thereof, shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of Holdings or the Company for the purposes of this Section 11.2.

         11.3.  NO PAYMENT IN CERTAIN CIRCUMSTANCES.

                  11.3.1. In the event that (i) Holdings or the Company shall fail to pay when due, upon acceleration or otherwise, any principal or interest or other Obligation with respect to Senior Indebtedness or, with respect to the Holdings Notes, if Holdings shall fail to pay when due, upon acceleration or otherwise, any principal or interest with respect to the Company Notes (a "PAYMENT DEFAULT") which Payment Default shall not have been cured or waived, or
(ii) Holdings or the Company shall fail to comply with any of the other covenants contained in any Senior Loan Document (or, following the payment of all Senior Indebtedness and the termination of all commitments to lend thereunder, in this Agreement or the Company Notes), which default shall not have been cured or waived (a "COVENANT DEFAULT"), and Holdings or the Company receive written notice of such Covenant Default from the Applicable Agent (or, following the payment of all Senior Indebtedness and the termination of any commitments to lend thereunder, from the holders of a majority in principal amount of the Company Notes) (a "BLOCKAGE NOTICE"), then no payment shall be made by, or on behalf of, Holdings or the Company on account of any Note Obligations (or, following the payment of all Senior Indebtedness and the termination of all commitments to lend thereunder, on account of any Holdings Note Obligations) (x) in the case of any Payment Default, unless and until such Senior Indebtedness (or, in the case of payments on the Holdings Notes, the Company Notes) shall have been paid in full in cash or until such Payment Default shall have been cured or waived, or (y) in the case of any such Covenant Default, from the date Holdings and the Company shall have received such Blockage Notice until the earlier of (1) (x) with respect to payments due on the Company Notes, 270 days after such date, and (y) with respect to payments due on the Holdings Notes, 365 days after such date and (2) the date, if any, on which the Senior Indebtedness to which such Covenant Default relates is paid in full in cash or such Covenant Default is waived by the required percentage of holders of such Senior Indebtedness or otherwise cured or the Applicable Agent which delivered the Blockage Notice withdraws the same (each such period, a "BLOCKAGE PERIOD"); and, upon the termination of such Blockage Period, any amounts which have become due and payable under the Notes or under this Agreement with respect to the Note Obligations before or during such Blockage Period (including, if applicable, interest at a default rate from and after the date on which any payment of principal or interest would have been payable if not for operation of this
Section 11) shall be immediately due and payable (subject to the provisions of this Section 11); PROVIDED, that (A) only one Blockage Notice may be given in any 360-day period, and (B) no Covenant Default that previously served as the basis for a Blockage Notice or that was in existence as of the date of delivery of such prior Blockage Notice may serve as the basis for a Blockage Notice unless such Covenant Default was subsequently cured or waived for a period of at least 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Blockage Period that, in either case, would give rise to any event of default pursuant to any provisions under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

                  11.3.2. In the event that any payment shall be received by any Noteholder which is prohibited by the foregoing provisions of this Section 11.3, then and in such event such payment shall be held in trust by such Noteholder for the benefit of the holders of Senior Indebtedness, and shall forthwith be paid over and delivered forthwith to the Applicable Agent (or, following the payment of all Senior Indebtedness and the termination of all commitments to lend thereunder, to the holders of the Company Notes) for application to the Senior Indebtedness (or, following the payment of all Senior Indebtedness and the termination of all commitments to lend thereunder, to the Company Note Obligations). The provisions of this Section 11.3 shall not apply to any payment with respect to which Section 11.2 would be applicable.

         11.4. FORBEARANCE. Until all Senior Indebtedness has been paid in full in cash (and, with respect to the Holdings Notes, until the Company Note Obligations have been paid in full in cash), for the duration of any Blockage Period applicable to such Notes, as provided in Section 11.3, no holder of Holdings Notes or Company Notes shall, without the prior written consent of the Applicable Agent (or, following the payment of all Senior Indebtedness and the termination of all commitments to lend thereunder, of the Required Company Noteholders) accelerate the maturity of such Notes (other than by reason of an Event of Default specified in any of Sections 10.1.1(i), 10.1.6, 10.1.7, 10.2.1(i), 10.2.6 or 10.2.7) or commence any action, suit or proceeding or pursue any remedies of any kind, whether to enforce any claims, rights, demands, causes of action, liabilities, or suits, or any kind whatsoever, whether known or unknown, that have been, could have been, or in the future might be asserted by the holders of such Notes based upon, arising out of, or in any way relating to, such Notes (other than by reason of an Event of Default specified in any of Sections 10.1.1(i), 10.1.6, 10.1.7, 10.2.1(i), 10.2.6 or 10.2.7).

         11.5. PAYMENTS OTHERWISE PERMITTED. Nothing contained in this Section 11 or elsewhere in this Agreement or in the Notes shall prevent Holdings or the Company, at any time except during a Bankruptcy Event as set forth in Section
11.2 or under the conditions described in Section 11.3 from making payments at any time of principal of (and any applicable premium) and interest on the Notes or any other amount payable by Holdings or the Company under the Notes or this Agreement with respect to any Note Obligations.

         11.6. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to the prior payment in full of all Senior Indebtedness, and, with respect to the Holdings Notes, the prior payment in full of all Company Note Obligations, the Noteholders shall be subrogated to the rights of the holders of such Senior Indebtedness (and the Company Notes, as applicable) to receive payments and distributions of cash, property and securities applicable to such Senior Indebtedness (and the Company Notes, as applicable) until the principal of and interest on such Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness (or, with respect to amounts owing on the Holdings Notes, to the holders of the Company Notes) of any cash, property or securities to which such Noteholders would be entitled except for the provisions of this Section 11, and no payments over pursuant to the provisions of this Section 11 to the holders of such Senior Indebtedness (or Company Notes) by the Noteholders shall, as among Holdings, the Company, its creditors (other than holders of such Senior Indebtedness or Company Notes) and the Noteholders be deemed to be a payment or distribution by Holdings or the Company to or on account of such Senior Indebtedness or Company Notes.

         11.7. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Section 11 are and are intended solely for the purpose of defining the relative rights of the holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand and of defining the relative rights of the holders of the Holdings Notes on the one hand and the holders of Company Notes on the other hand. Nothing contained in this Section 11 or elsewhere in this Agreement or in the Notes is intended to or shall (i) impair, as among Holdings, the Company, its creditors (other than holders of Senior Indebtedness) and the Noteholders, the obligation of Holdings, which is absolute and unconditional, to pay to the holders of the Holdings Notes, the principal of, and interest on, and any other amount payable by Holdings under, the Holdings Notes or this Agreement as and when the same shall become due and payable in accordance with its terms; or (ii) impair, as among Holdings, the Company, its creditors (other than holders of Senior Indebtedness) and the Noteholders, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Company Notes, the principal of, and interest on, and any other amount payable by the Company under, the Company Notes or this Agreement as and when the same shall become due and payable in accordance with its terms, (iii) affect the relative rights against Holdings or the Company of the Noteholders and their creditors (other than the holders of Senior Indebtedness); or (iii) prevent the Noteholders from accelerating the Notes and exercising all other remedies otherwise permitted by applicable law upon default under this Agreement, in each case subject Section 11.4 hereof and to the rights, if any, under this Section

11 of the holders of Senior Indebtedness with respect to the turnover of assets (whether in the form of cash, Property or securities) received upon the exercise of any such remedy.

         11.8. EFFECT OF FAILURE TO PAY NOTE OBLIGATIONS. Subject to the limitations imposed under Section 11.4 on the exercise of remedies by the Noteholders, the fact that failure to make any payment on account of the Note Obligations is by reason of the operation of any provision of this Section 11 shall not be construed as preventing the occurrence of an Event of Default under this Agreement.

         11.9. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness or holder of Company Notes to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Holdings or the Company or by any act or failure to act, in good faith, by any such holder or any representative or agent therefor, or by any noncompliance by Holdings or the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with. Without in any way limiting the generality of the foregoing, the holders of Senior Indebtedness may at any time and from time to time, without the consent of or notice to the Noteholders, and the holders of the Company Notes may at any time and from time to time, without the consent of or notice to the holders of the Holdings Notes, without incurring responsibility to the Noteholders and without impairing or releasing the subordination provided in this Section 11 or the obligations hereunder of the Noteholders to the holders of Senior Indebtedness or of the holders of the Holdings Notes to the holders of the Company Notes, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness or Company Notes or any instrument evidencing the same or any agreement under which such Senior Indebtedness or Company Notes is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness or Company Notes; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness or Company Notes; and (iv) exercise or refrain from exercising or waiving any rights, powers or remedies against Holdings, the Company or any other Person. Nothing in this Section 11 shall be deemed to, or shall create, any responsibility, liability or claim among the holders of Senior Indebtedness or between such holders and the holders of Company Notes, including, without limitation, in regard to the exercise of the rights of such Persons hereunder.

         11.10. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of Holdings or the Company referred to in this Section 11, the Noteholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Noteholders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of Holdings or the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 11.

         11.11. REINSTATEMENT. The provisions of this Section 11 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness or Company Note Obligations is rescinded or must otherwise be returned by any holder of Senior Indebtedness or Company Notes upon the occurrence of a Bankruptcy Event or otherwise, all as though such payment had not been made.

         11.12. AMENDMENT. The subordination provisions of this Section 11 are solely for the benefit of the holders of the Senior Indebtedness and, with respect to the subordination of the Holdings Notes, of the holders of the Company Notes, and may not be rescinded, canceled, amended or modified in any way without the prior written consent of the holders of 100% of the Senior Indebtedness or Company Notes to be affected by such rescission, cancellation, amendment or modification.

         11.13. REMEDIES. The holders of Senior Indebtedness and the holders of the Company Notes shall be entitled to enforce their respective rights under this Section 11 specifically, to recover damages by reason of any breach of any provision of this Section 11 and to exercise all other rights existing in their favor. The Noteholders acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Section 11 and that holders of Senior Indebtedness or Company Notes may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Section 11.

SECTION 12.  RESTRICTIONS ON TRANSFER; LEGENDS.

         12.1.  ASSIGNMENTS OF SECURITIES.

                  12.1.1. Subject, with respect to the Warrants to the terms of the Warrant and the Stockholders Agreements, the Purchasers shall have the right at any time, to sell, assign, transfer or negotiate all or any part of the Purchaser Securities to one or more Persons, and may grant participations in all or any part of the Notes or the loans evidenced thereby to one or more Persons. In the case of such sale, assignment, transfer or negotiation, the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Purchaser with respect to such Securities.

                  12.1.2. The Purchaser may grant participations in all or any part of the Notes or loans evidenced hereby to one or more Persons.

                  12.1.3. The applicable Issuer shall keep at its principal office a register in which such Issuer shall provide for the registration of the Securities and for the transfer of the same. Upon surrender for registration of transfer of any such Purchaser Security at the principal office of such Issuer, the Issuer shall, at its expense, promptly execute and deliver one or more new Warrants or Notes, as applicable, of like tenor and of a like aggregate number principal amount, registered in the name of such transferee or transferees.

                  12.1.4. In connection with any sales, assignments or transfers of any Purchaser Security, the transferor shall give notice to the Company and the Agent of the identity of such parties and obtain agreements from the transferees that all nonpublic information given to such parties pursuant to this Agreement will be held in strict confidence pursuant to a confidentiality agreement reasonably satisfactory to the Company.

         12.2. RESTRICTIVE SECURITIES LEGEND.

                  12.2.1. THE NOTES. Each Note shall bear a legend in substantially the following form:

         "THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION UNDER THE ACT IS NOT REQUIRED. THIS NOTE IS SUBJECT TO THE PROVISIONS OF A LOCK-UP AGREEMENT DATED AS OF OCTOBER 29, 1998, AND MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE LOCK-UP AGREEMENT."

                  12.2.2. THE WARRANTS. Each Warrant shall bear a legend in substantially the following form:

         "THIS WARRANT AND ANY SHARES OF STOCK PURCHASABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION."

         12.3. TERMINATION OF RESTRICTIONS. The restrictions imposed by Section
12.2 hereof upon the transferability of the Securities shall cease and terminate as to any particular Securities, (x) with respect to restrictions on account of the Securities Act, (i) when, in the opinion of Ropes & Gray or other counsel reasonably acceptable to applicable Issuer, such restrictions are no longer required in order to assure compliance with the Securities Act or (ii) when such Securities shall have been registered under the Securities Act or transferred pursuant to Rule 144 thereunder and (y) with respect to restrictions on account of the Lock-Up Agreement referenced in the restrictive legend set forth in
Section 12.2.1, pursuant to the terms of such Lock-up Agreement. Whenever such restrictions shall cease and terminate as to any Securities or, in the case of Securities Act restrictions, when such Securities shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the applicable Issuer, without expense, new certificates not bearing the legend set forth in Section 12.2 hereof.

         12.4.  NOTE LEGENDS RELATING TO SUBORDINATION.

                  12.4.1. Each Company Note shall bear a legend in substantially the following form:

                  "THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT AND SATISFACTION IN CASH OF ALL SENIOR INDEBTEDNESS, AS DEFINED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 29, 1998 AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT"). TO THE EXTENT, AND IN THE MANNER PROVIDED IN THE AGREEMENT."

                  12.4.2. Each Holdings Note shall bear a legend in substantially the following form:

                  "THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT AND SATISFACTION IN CASH OF ALL SENIOR INDEBTEDNESS AND ALL COMPANY NOTE OBLIGATIONS, EACH AS DEFINED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 29, 1998 AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT"). TO THE EXTENT, AND IN THE MANNER PROVIDED IN THE AGREEMENT."

         12.5. NOTE LEGEND RELATING TO ORIGINAL ISSUE DISCOUNT. Each Note shall bear a legend in substantially the following form:

                  "THIS SECURITY BEARS ORIGINAL ISSUE DISCOUNT. UPON WRITTEN REQUEST TO THE VICE PRESIDENT, SIMMONS COMPANY, ONE
                  CONCOURSE PARKWAY SUITE 600, ATLANTA, GA 30328. INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY WILL BE MADE AVAILABLE."


SECTION 13.  MISCELLANEOUS

         13.1. EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, the Issuers agree to promptly pay (i) all the actual and reasonable costs and expenses of preparation of this Agreement and related documents and all costs of furnishing all opinions by counsel for the Issuers (including, without limitation, any opinions requested by the Purchasers as to any legal matters arising hereunder), and of the Issuers' respective performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (ii) the reasonable fees, expenses and disbursements of counsel to the Purchasers in connection with the negotiation, preparation, and execution of the Documents and with the review of other documents related to the Transactions, and any amendments and waivers hereto or thereto, and (iii) after the occurrence of an Event of Default, all costs and expenses (including reasonable attorneys' fees) incurred by the Purchasers in enforcing any obligations of or in collecting any payments due hereunder or under the Notes by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a workout, or any insolvency or bankruptcy proceedings.

         13.2. INDEMNITY. In addition to the payment of expenses pursuant to
Section 13.1, whether or not the transactions contemplated hereby shall be consummated, the Issuers (as "INDEMNITORS") agree to indemnify, pay and hold the Purchasers, and the officers, directors, employees, agents, and Affiliates of the Purchasers (collectively called the "INDEMNITEES") harmless from and against any and all other liabilities, costs, expenses liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of one counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement, the Notes or the other documents related to the Transactions, the Purchasers' agreement to purchase the Securities or the use or intended use of the proceeds of any of the proceeds thereof to such Issuers (the "INDEMNIFIED LIABILITIES"); PROVIDED, that the Indemnitors shall not have any obligation to an Indemnitee hereunder with respect to an Indemnified Liability to the extent that such Indemnified Liability arises from the gross negligence or willful misconduct of that Indemnitee. Each Indemnitee shall give the Indemnitors prompt written notice of any claim that might give rise to Indemnified Liabilities setting forth a description of those elements of such claim of which such Indemnitee has knowledge; PROVIDED, that any failure to give such notice shall not affect the obligations of any Indemnitor unless (and then solely to the extent) such Indemnitor is prejudiced. The Indemnitor shall have the right at any time during which such claim is pending to select counsel to defend and control the defense thereof and settle any claims for which they are responsible for indemnification hereunder (provided that no Indemnitor will settle any such claim without (i) the appropriate Indemnitee's prior written consent which consent shall not be unreasonably withheld or (ii) obtaining an unconditional release of the appropriate Indemnitee from all claims arising out of or in any way relating to the circumstances involving such claim) so long as in any such event the Indemnitor shall have stated in a writing delivered to the Indemnitee that, as between the Indemnitor and the Indemnitee, the Indemnitor is responsible to the Indemnitee with respect to such claim to the extent and subject to the limitations set forth herein; PROVIDED, that the Indemnitors shall not be entitled to control the defense of any claim in the event that in the reasonable opinion of counsel for the Indemnitee there are one or more material defenses available to the Indemnitee which are not available to the Indemnitors; PROVIDED FURTHER, that with respect to any claim as to which the Indemnitee is controlling the defense, the Indemnitors will not be liable to any Indemnitee for any settlement of any claim pursuant to this Section 13.2 that is effected without its prior written consent. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Issuers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnities or any of them.

         13.3. AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Agreement, shall in any event be effective without the written consent of the holders of a majority in principal amount of the Holdings Notes or the Company Notes, as applicable, affected thereby, Holdings and the Company; PROVIDED that no amendment, modification, waiver or consent shall, unless in writing and signed by each affected holder of Notes, do any of the following: (a) reduce the principal of, or interest on, any Notes or any fees or other amounts payable hereunder; or (b) postpone any date fixed for any payment of principal of, or interest on, any Notes or any fees or other amounts payable hereunder (other than as a result of waiving a prepayment required under Section 3.3 or a Default or Event of Default giving rise to a right of acceleration, which shall each be by written consent of the holders of a majority in principal amount of the Company Notes or Holdings Notes, as applicable, to which such Default or Event of Default relates, or (c) amend this
Section 13.3. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Holdings or the Company in any case shall entitle Holdings or the Company to any further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 13.3 shall be binding upon each holder of the Company Notes or Holdings Notes, as the case may be, at the time outstanding and each future holder thereof.

         13.4. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists.

         13.5. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or via facsimile. Such notices, demands and other communications will be sent to the address indicated below:

If to the Company:

         Simmons Company
         One Concourse Parkway Suite 600
         Atlanta, GA 30328
         Attention: Zenon S. Nie

If to Holdings:

         Simmons Holdings, Inc.
         One Concourse Parkway Suite 600
         Atlanta, GA 30328
         Attention: Zenon S. Nie

         In either case, with a copy to:

         Ropes & Gray
         One International Place
         Boston, Massachusetts  02110
         Attention:  Alyson B.G. Allen, Esq.
         Telecopier No.: (617) 951-7050

If to Purchasers, to the address
set forth in Schedule I

          In the case of the Initial Purchasers, with copies to:

         Ropes & Gray
         One International Place
         Boston, Massachusetts  02110
         Attention:  Alyson B.G. Allen, Esq.
         Telecopier No.: (617) 951-7050

PROVIDED, that copies of any notices given hereunder shall also be provided to:

the Bridge Agent:

         West Street Fund I, L.L.C.
         c/o Goldman, Sachs & Co.
         85 Broad Street
         New York, New York 10004
         Attention: Matthew Leavitt
         Telecopier No.: (212) 902-3000
and its counsel:

         Latham & Watkins
         885 Third Avenue, Suite 1000
         New York, New York 10022
         Attention: Kirk Davenport
         Telecopier No.: (212) 751-4864

and the Senior Agent:

         UBS A.G., Stamford Branch
         677 Washington Boulevard, 8th Floor
         Stamford, Connecticut  06912
         Attention: Lara Kavanagh
         Telecopier No.: (203) 719-4176
and its counsel:

         Skadden, Arps, Slate, Meagher & Flom LLP
         919 Third Avenue
         New York, NY 10022
         Attention:  Marc Hanrahan
         Telecopier No. (212) 735-2000


or such successor entity, other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party; PROVIDED that the failure to deliver copies of notices as indicated above shall not affect the validity of any notice. Any such communication shall be deemed to have been received (i) when delivered, if personally delivered, or sent by nationally recognized overnight courier or sent via facsimile or (ii) on the third Business Day following the date on which the piece of mail containing such communication is posted if sent by certified or registered mail.

         13.6. SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS.

                  13.6.1. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the sale and delivery of the Securities hereunder, including the execution and delivery of the Notes, and shall continue (but, with respect to representations and warranties, such representations and warranties are made only as of the Closing
Date) until no Securities remain outstanding and until the repayment of the Notes and the Note Obligations in full; PROVIDED, that if all or any part of such payment is set aside, the representations and warranties contained herein shall continue as if no such payment had been made.

                  13.6.2. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Company set forth in Sections 13.1 and 13.2 shall survive the payment of the Notes, the redemption, cancellation or exchange of the Securities and the termination of this Agreement.

         13.7. FAILURE OR INDULGENCE NOT WAIVER REMEDIES CUMULATIVE. No failure or delay on the part of any Purchaser in the exercise of any power, right or privilege hereunder or under any Securities shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or the Securities are cumulative to and not exclusive of, any rights or remedies otherwise available.

         13.8. SEVERABILITY. If and to the extent that any provision in this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of the Agreement or obligations of the Company under such provisions, or of such provision or obligation in any other jurisdiction, or of such provision to the extent not invalid, illegal or unenforceable shall not in any way be affected or impaired thereby.

         13.9. HEADING. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         13.10. APPLICABLE LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws.

         13.11. SUCCESSORS AND ASSIGNS. SUBSEQUENT HOLDERS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Purchasers. The terms and provisions of this Agreement and all certificates delivered pursuant hereto shall inure to the benefit of any assignee or transferee of the Notes, to the extent the assignment is permitted hereunder, and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Purchasers shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. The Issuers' rights or any interest therein or hereunder may not be assigned without the written consent of the holders of a majority of the outstanding principal amount of the Company Notes, in the case of the Company, or the holders of a majority the outstanding principal amount of the Holdings Notes, in the case of Holdings.

         13.12. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings brought against either Issuer with respect to this Agreement or any notes may be brought in any State or Federal Court of competent jurisdiction in the State of New York located in New York City and by execution and delivery of this Agreement the Issuers each accepts for itself and in connection with its properties, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement subject, however, to rights of appeal. Each Issuer hereby agrees that service upon it by mail in manner provided in Section
13.5 shall constitute sufficient notice, such service being hereby acknowledged by the Issuers to be effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Purchaser to bring proceedings against either Issuer in the courts of any other jurisdiction.

         13.13. WAIVER OF JURY TRIAL. Each Issuer hereby waives, to the full extent permitted by applicable law, trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement or any other document or the validity, protection, interpretation, collection or enforcement thereof. Notwithstanding anything contained in this Agreement to the contrary, no claim may be made by any Issuer against any Purchaser for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to the transactions contemplated hereunder or under the other documents, or any act, omission or event occurring in connection therewith; each Issuer hereby waives, releases and agrees not to sue upon any such claim for any such damages. Each Issuer agrees that this Section 13.13 is a specific and material aspect of this Agreement and acknowledges that the Purchasers would not extend to the Issuers any monies hereunder if this Section 13.13 were not part of this Agreement.

         13.14. LIMITATION OF COMPANY LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY OF SECTIONS 5, 7, 9 OR 10 HEREOF, NOTHING IN THIS AGREEMENT OR THE NOTES SHALL CREATE ANY LIABILITY ON THE PART OF THE COMPANY IN RESPECT OF THE HOLDINGS NOTES, OR CREATE ANY RIGHT OF ACTION OR CLAIM AGAINST THE COMPANY ARISING OUT OF ANY HOLDINGS NOTE, INCLUDING, WITHOUT LIMITATION, ON ACCOUNT OF ANY BREACH OF REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OR CLAIM TO RESCISSION OR DAMAGES, AND THE COMPANY HAS NO LIABILITY TO PURCHASERS OF HOLDINGS NOTES, FOR ANY REASON, IN CONTRACT, UNDER LAW, OR OTHERWISE.

         13.15. COUNTERPARTS; EFFECTIVENESS. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by each of the Issuers and the Purchasers.

         13.16. ENTIRETY. This Agreement and the other Documents embody the entire agreement among the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.


                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the respective duly authorized officers of the undersigned and by the undersigned as of the date first written above.

                                             THE COMPANY:

                                             SIMMONS COMPANY


                                             By:/s/Zenon S. Nie
                                                ----------------------------
                                                Name:
                                                Title:

                                             HOLDINGS:

                                             SIMMONS HOLDINGS, INC.


                                             By:/s/Zenon S. Nie
                                                ----------------------------
                                                Name:
                                                Title:

                                             INITIAL PURCHASERS:

                                             SIMMONS HOLDINGS, LLC


                                             By:/s/Richard C. Dresdale
                                                ----------------------------
                                                Name:
                                                An Authorized Person

SCHEDULE I
----------


                                   PURCHASERS
                                   ----------

                                       Aggregate Principal
                                       -------------------
Purchaser of Company Notes           Amount of Company Notes              Purchase Price
--------------------------           -----------------------              --------------
Simmons Holdings, LLC                       $30,000,000                    $30,000,000
c/o Fenway Partners, Inc.
152 West 57th Street,
59th Floor
New York, New York 10019



                                       Aggregate Principal
                                       -------------------
Purchaser of Company Notes           Amount of Company Notes              Purchase Price
--------------------------           -----------------------              --------------
Simmons Holdings, LLC                       $10,000,000                    $10,000,000
c/o Fenway Partners, Inc.
152 West 57th Street,
59th Floor
New York, New York 10019

                                   APPENDIX I

                        TO SECURITIES PURCHASE AGREEMENT

         "AGREEMENT" means the Securities Purchase Agreement dated as of October 29, 1998 between the Company, Holdings and the Purchasers party thereto, as from time to time in effect, of which this Appendix is a part.

         "APPLICABLE AGENT" means (x) until such time as the Company's obligations under the Credit Documents have terminated and there are no further commitments to lend under the Credit Agreement, the Senior Agent, and (y) thereafter, the Bridge Agent.

         "APPLICABLE COMPANY NOTE RATE" means the percentage rate in the table below set opposite to the applicable period:

         Closing Date through but not including
             December 31, 1998                                13.0%

         December 31, 1998 through but not including
            March 31, 1999                                    13.5%

         March 31, 1999 through but not including
            June 30, 1999                                     14.0%

         June 30, 1999 through but not including
            September 30, 1999                                14.5%

         September 30, 1999 through but not including
            December 31, 1999                                 15.0%

         December 31, 1999 through but not including          15.5%
            March 31, 2000

         March 31, 2000 through the Company Maturity Date     16.0%

"APPLICABLE HOLDINGS NOTE RATE" means the percentage rate in the table below set opposite to the applicable period:

         Closing Date through but not including
             December 31, 1998                                15.0%

         December 31, 1998 through but not including
            March 31, 1999                                    15.5%

         March 31, 1999 through but not including
            June 30, 1999                                     16.0%

         June 30, 1999 through but not including
            September 30, 1999                                16.5%

         September 30, 1999 through but not including
            December 31, 1999                                    17.0%

         December 31, 1999 through the Holdings Maturity Date    17.5%

         "A WARRANTS" has the meaning set forth in the Escrow Agreement.

         "BANKRUPTCY EVENTS" has the meaning set forth in Section 11.2 of the Agreement.

         "BRIDGE AGENT" has the meaning set forth in the recitals to the Agreement, and shall include any successor in such capacity.

         "BRIDGE LENDERS" has the meaning set forth in the recitals to the Agreement.

         "BRIDGE LOAN" has the meaning set forth in the recitals to the Agreement, as such loan may be amended, restated, extended, renewed, supplemented, refinanced, replaced or otherwise modified from time to time.

         "BRIDGE LOAN AGREEMENT" has the meaning set forth in the recitals to the Agreement, together with any schedules, exhibits, appendices or other attachments thereto, as such agreement may be amended, restated, extended, renewed, supplemented, refinanced, replaced or otherwise modified from time to time (including, without limitation, by adding any direct or indirect Subsidiaries of Holdings or the Company as additional guarantors thereunder) and whether by the same or any other agent, lender or group of lenders.

         "BRIDGE LOAN DOCUMENTS" means, collectively, the Bridge Loan Agreement, the related, guarantees, notes and the other documents executed in connection therewith, and each other document or instrument executed by Holdings, the Company, any other Subsidiary of Holdings or any other obligor under any such documents, including any schedules, exhibits, appendices or other attachments thereto.

         "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in New York, New York are authorized or required by law or other governmental action to close.

         "B WARRANTS" has the meaning set forth in the Escrow Agreement.

         "CAPITALIZED INTEREST" has the meaning set forth in Section 3.1.2 of the Agreement.

         "CLOSING" has the meaning set forth in the recitals to the Agreement.

         "CLOSING DATE" means the date upon which the conditions precedent to the purchase and sale of the Securities from the Company shall have been satisfied and the Notes have been purchased by the Purchasers in accordance with the Agreement.

         "COMPANY" has the meaning set forth in the preamble to the Agreement.

         "COMPANY NOTE DEFAULT" means any event, act or condition which with notice or lapse of time, or both, would constitute a Company Note Event of Default.

         "COMPANY NOTE EVENT OF DEFAULT" has the meaning set forth in Section
10.1

         "COMPANY NOTE OBLIGATIONS" means any and all Obligations of the Company under the Company Notes or the Agreement, including, without limitation, the obligation to pay principal, interest (including interest accruing after the filing of a bankruptcy or other insolvency proceeding, whether or not an allowed claim in such proceeding), expenses, attorneys' fees and disbursements, indemnities and other amounts payable thereunder or in connection therewith or related thereto.

         "COMPANY NOTE MATURITY DATE" means October 29, 2010.

         "COMPANY NOTES" has the meaning set forth in the recitals to the Agreement.

         "CONSOLIDATED ADJUSTED EBITDA" has the meaning set forth in the Credit Agreement as in effect on the date hereof.

         "CONSOLIDATED CASH INTEREST EXPENSE" has the meaning set forth in the Credit Agreement as in effect on the date hereof.

         "CREDIT AGREEMENT" has the meaning set forth in the recitals to the Agreement, together with any schedules, exhibits, appendices or other attachments thereto, as such agreement may be amended, restated, extended, renewed, supplemented, refinanced, refunded, restructure, replaced or otherwise modified from time to time (including, without limitation, by increasing the amount of available borrowings thereunder or adding any direct or indirect Subsidiaries of Holdings or the Company as additional borrowers or guarantors thereunder) and whether by the same or any other agent, lender or group of lenders.

         "CREDIT DOCUMENTS" means, collectively, the Credit Agreement, the guaranties thereunder, the related security agreements, guarantees, pledge agreements, mortgages, notes and the other documents executed in connection therewith, and each other document or instrument executed by Holdings, the Company, any other Subsidiary of Holdings or any other obligor under any such documents, including any schedules, exhibits, appendices or other attachments thereto as each of the foregoing may be amended, restated, extended, renewed, supplemented, refinanced, refunded, restructure, replaced or otherwise modified from time to time (including, without limitation, by increasing the amount of available borrowings thereunder or adding any direct or indirect Subsidiaries of Holdings or the Company as additional borrowers or guarantors thereunder) and whether by the same or any other agent, lender or group of lenders.

         "DEFAULT" means any event, act or condition which with notice or lapse of time, or both, would constitute either a Company Note Event of Default or a Holdings Note Event of Default.

         "DOCUMENTS" means the Credit Documents, the Bridge Loan Documents, this Agreement, the Securities, the Registration Rights Agreement, the Merger Documents, the Escrow Agreement, the Stockholders Agreements, and all documents, certificates and agreements delivered with respect thereto, in each case, together with any schedules, exhibits, appendices or other attachments thereto.

         "ESCROW AGENT" means Ropes & Gray, in its capacity as escrow agent pursuant to the Escrow Agreement, and any successor escrow agent.

         "ESCROW AGREEMENT" means the Escrow Agreement, dated as of the date hereof, among Holdings, the Company, the Purchasers and the Escrow Agent in the form of Exhibit D hereto.

         "ESCROW WARRANTS" has the meaning set forth in the Escrow Agreement.

         "EVENT OF DEFAULT" means any Company Note Event of Default or any Holdings Note Event of Default.

         "EXCESS PROCEEDS" has the meaning provided in the Indenture.

         "EXERCISE SHARES" means the shares of Holdings' Common Stock (or other securities, as applicable) issuable upon exercise of the Warrants.

         "FEE WARRANTS" means the warrants provided to be delivered to the Initial Purchasers at Closing, in accordance with the term sheet for the Notes.

         "FINANCING FEE" shall mean the fee provided to be paid to the Initial Purchasers at Closing, in accordance with the term sheet for the Notes.

         "HOLDINGS" has the meaning set forth in the recitals to the Agreement.

         "HOLDINGS NOTE DEFAULT" means any event, act or condition which with notice or lapse of time, or both, would constitute a Holdings Note Event of Default.

         "HOLDINGS NOTE EVENT OF DEFAULT" has the meaning set forth in Section 10.2

         "HOLDINGS NOTE MATURITY DATE" means October 29, 2011

         "HOLDINGS NOTE OBLIGATIONS" means any and all Obligations of Holdings under the Holdings Notes or the Agreement, including, without limitation, the obligation to pay principal, interest, expenses, attorneys' fees and disbursements, indemnities and other amounts payable thereunder or in connection therewith or related thereto.

         "HOLDINGS NOTES" has the meaning set forth in the recitals to the Agreement.

         "INCORPORATED BY REFERENCE" means, with respect to any referenced provision of the Bridge Loan Agreement or the Indenture, as the case may be, the incorporation of that provision, to the Agreement with the same effect and for all purposes as if set forth in full in the Agreement, together with any referenced definitions or schedules and any cross referenced provisions included in such referenced provision, except that, where any such included cross referenced provision has been likewise Incorporated By Reference and as so incorporated has been modified or supplemented, such cross reference shall be deemed to be to the cross referenced provision as so Incorporated By Reference, as so modified or supplemented.

         "INDEMNIFIED LIABILITIES" has the meaning set forth in Section 13.2 of the Agreement.

         "INDEMNITEES" has the meaning set forth in Section 13.2 of the Agreement.

         "INDEMNITORS" has the meaning set forth in Section 13.2 of the Agreement.

         "INDENTURE" means the Indenture, in the form attached to the Bridge Loan Agreement as of the Closing Date as Exhibit H thereto, between the Company, the guarantors listed therein, and Sun Trust Bank, as trustee.

         "INTEREST COVERAGE RATIO" means the ratio of Consolidated Adjusted EBITDA to Consolidated Cash Interest Expense; PROVIDED that for purposes of any calculation of the Interest Coverage Ratio pursuant to Section 3.1.1.2 or Section 3.1.2 of the Agreement, (x) for periods prior to the Closing Date PRO FORMA effect shall be given to the Transactions as if completed as of the commencement of such period and (y) the level of Cash Interest Expense for the most recent fiscal quarter shall be determined on the basis of the cash interest to be paid on the Company Notes on the interest payment date immediately following the end of such fiscal quarter. In the event that the referent Person or any of its consolidated Subsidiaries incurs, assumes, Guarantee or redeems, repays, repurchases, defeases or otherwise discharges any Indebtedness (other than revolving credit borrowings) or issues or redeems preferred stock subsequent to the commencement of the period for which the Interest Coverage Ratio is made (the "Calculation Date"), then the Interest Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee or redemption, repayment, repurchase, defeasance or other discharge of Indebtedness, or such issuance or redemption of preferred stock , as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by the Company or any of its consolidated Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Adjusted EBITDA for such reference period shall be calculated (including any pro forma expense and cost reductions and related adjustments to the extent that the same are consistent with Regulation S-X under the Securities Act,) and (ii) the Consolidated Adjusted EBITDA attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, and (iii) the Consolidated Cash Interest Expense attributable to revolving loans incurred in connection with such discontinued operations, or operations or businesses disposed of prior to the Calculation Date, shall be excluded. For purposes of this definition, whenever pro forma effect is to be given to any acquisition, the amount of Consolidated Adjusted EBITDA relating thereto and the Consolidated Cash Interest Expense associated with any Indebtedness incurred in connection therewith shall be determined in good faith by a responsible financial or accounting officer of the Company in a manner consistent with this definition.

         "MATERIAL ADVERSE EFFECT" has the meaning provided in the Bridge Loan Agreement as in effect on the date hereof, except that the reference to the "Obligations" shall be to the Note Obligations.

         "MERGER" has the meaning set forth in the recitals to the Agreement.

         "MERGER AGREEMENT" has the meaning set forth in the recitals to the Agreement.

         "NOTE" and "NOTES" has the meaning set forth in the recitals to this Agreement and shall mean and include any Notes issued pursuant to Section 12.1 of the Agreement.

         "NOTE DOCUMENTS" shall mean, collectively, the Agreement and the Notes.

         "NOTEHOLDERS" means the holders of the Notes from time to time pursuant to the Agreement.

         "NOTE OBLIGATIONS" means any and all Obligations of the Company and Holdings, as the case may be, under the Agreement or the Notes, including, without limitation, the obligation to pay principal, interest, expenses, attorneys' fees and disbursements, indemnities and other amounts payable thereunder or in connection therewith or related thereto.

         "OTHER DOCUMENTS" means the Documents other than the Note Documents.

         "PURCHASERS" has the meaning set forth in the preamble to the Agreement, and shall mean and include the Purchasers and any assignees of the Notes pursuant to Section 12 of the Agreement. "PURCHASER" shall mean any of the Purchasers, individually.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Closing Date, by and among Holdings, the Company and the Purchasers in the form attached as Exhibit C hereto.

         "REPLACEMENT DEBT" shall have the meaning set forth in Section 2.3 of the Agreement.

         "REQUIRED NOTEHOLDERS" means the holders of more than 50% of the aggregate principal amount of the Notes then outstanding.

         "SECURITIES" has the meaning set forth in the recitals to the Agreement.

         "SENIOR AGENT" has the meaning set forth in the recitals to the Agreement, and shall include any successor in such capacity.

         "SENIOR INDEBTEDNESS" means (i) all Indebtedness of Holdings or the Company outstanding on the date of this Agreement or incurred after the date of this Agreement pursuant to any of the Credit Documents, including any Hedging Obligations with respect thereto, or the Bridge Loan Documents, including, in each case, any refinancings, renewals, refundings, amendments, reinstatements, supplements, modifications, extensions, replacements or restructurings of the foregoing, (ii) any other Indebtedness of Holdings or the Company permitted to be incurred under this Agreement, unless the instrument governing such Indebtedness expressly provides that it is on a parity with or subordinated in right of payment to the applicable Notes, and (iii) all Obligations with respect to the foregoing, in the case of each of the foregoing clauses (i) through
(iii), whether for principal, premium (if any), interest (including interest accruing after the filing of a bankruptcy or similar proceeding, whether or not an allowed claim in such proceeding. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include ((t) any Indebtedness represented by Capital Stock (as defined in the Indenture), (u) any liability for federal, state, local or other taxes owed or owing by Holdings or the Company, (v) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, in the case of the Company Notes, and any Indebtedness of Holdings to any of its Subsidiaries or other Affiliates, in the case of the Holdings Notes, (w) any trade payables including any Guarantees thereof or instruments evidencing such liabilities, (x) any Indebtedness that is incurred in violation of this Agreement (PROVIDED, that such determination shall be made separately for the Holdings Notes and the Company Notes, such that Indebtedness which is not permitted by covenants running in favor of holders of Company Notes may be Senior Indebtedness as to Holdings Notes if permitted by covenants running in favor of holders of Holdings Notes), (y) the Existing Notes or (z) the Industrial Revenue Bonds.

         "SENIOR LENDER" has the meaning set forth in the recitals to the Agreement.

         "SENIOR LOAN DOCUMENTS" shall mean, collectively, the Credit Documents and the Bridge Loan Documents.

         "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as such regulation is in effect on the date hereof.

         "WARRANTS" has the meaning set forth in the recitals to the Agreement.

                                                                     EXHIBIT A-1
                                                                     -----------

                              FORM OF COMPANY NOTE
                              --------------------

                                                                     EXHIBIT A-2
                                                                     -----------

                              FORM OF HOLDINGS NOTE
                              ---------------------

                                    EXHIBIT B

                                 FORM OF WARRANT
                                 ---------------

                                                                       EXHIBIT C
                                                                       ---------

                      FORM OF REGISTRATION RIGHTS AGREEMENT
                      -------------------------------------

                                                                       EXHIBIT D
                                                                       ---------

                            FORM OF ESCROW AGREEMENT
                            ------------------------

                                                                     Exhibit A-1

                            JUNIOR SUBORDINATED NOTE

                                 SIMMONS COMPANY

         THIS SECURITY BEARS ORIGINAL ISSUE DISCOUNT. UPON WRITTEN REQUEST TO THE VICE PRESIDENT, SIMMONS COMPANY, ONE CONCOURSE PARKWAY, SUITE 600, ATLANTA, GA 30328, INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY WILL BE MADE AVAILABLE.

         THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION UNDER THE ACT IS NOT REQUIRED. THIS NOTE IS SUBJECT TO THE PROVISIONS OF A LOCK-UP AGREEMENT DATED AS OF OCTOBER 28, 1998, AND MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE LOCK-UP AGREEMENT.

         THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT AND SATISFACTION IN CASH OF ALL SENIOR INDEBTEDNESS, AS DEFINED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 28, 1998 AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT"). TO THE EXTENT, AND IN THE MANNER PROVIDED IN THE AGREEMENT.




$____________                                                 New York, New York
                                                                October 29, 1998

         FOR VALUE RECEIVED, the undersigned, Simmons Company, a Delaware corporation (the "Company"), hereby promises to pay to __________________________ or its registered assigns (the "Payee"), at 12:00
p.m.(New York time) on October 29, 2010, the principal sum of ______________________________ ($____________) or such lesser principal amount thereof as may remain outstanding in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates and in the manner (including the capitalization of interest under certain circumstances) as determined pursuant to the terms of the Agreement.

         The Company promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, on any overdue interest from their due dates at a rate or rates determined as set forth in the Agreement.

         The Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever, other than as expressly required by the Agreement. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         The date, amount and interest are applicable to all borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective records and, prior to any transfer of this Note, endorsed by the holder on the schedule attached hereto or any continuation thereof; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Company to make payments of principal and interest in accordance with the terms of this Note and the Agreement.

         This Note and all obligations of the Company hereunder are subordinated to the prior payment in full in cash of all Senior Indebtedness (as defined in the Agreement) on the terms and subject to the provisions set forth in the Agreement.

         This Note is one of the Company Notes referred to in the Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Agreement, all upon the terms and conditions therein specified. This Note shall be construed in accordance with and governed by the laws of the State of New York without giving effect to principles of conflicts of laws.

                                            SIMMONS COMPANY



                                            By:_______________________________
                                                 Name:
                                                 Title:

                                                                     Exhibit A-2

                            JUNIOR SUBORDINATED NOTE

                             SIMMONS HOLDINGS, INC.

         THIS SECURITY BEARS ORIGINAL ISSUE DISCOUNT. UPON WRITTEN REQUEST TO THE VICE PRESIDENT, SIMMONS COMPANY, ONE CONCOURSE PARKWAY, SUITE 600, ATLANTA, GA 30328, INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY WILL BE MADE AVAILABLE.

         THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION UNDER THE ACT IS NOT REQUIRED. THIS NOTE IS SUBJECT TO THE PROVISIONS OF A LOCK-UP AGREEMENT DATED AS OF OCTOBER 28, 1998, AND MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE LOCK-UP AGREEMENT.

         THIS NOTE IS SUBORDINATED TO THE PRIOR PAYMENT AND SATISFACTION IN CASH OF ALL SENIOR INDEBTEDNESS AND ALL COMPANY NOTE OBLIGATIONS, EACH AS DEFINED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 28, 1998 AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED OR SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT"). TO THE EXTENT, AND IN THE MANNER PROVIDED IN THE AGREEMENT.



$_________                                                    New York, New York
                                                                October 29, 1998

         FOR VALUE RECEIVED, the undersigned, Simmons Holdings, Inc., a Delaware corporation ("Holdings"), hereby promises to pay to _____________________ or its registered assigns (the "Payee"), at 12:00 p.m.(New York time) on October 29, 2011 the principal sum of ______________________ Dollars ($______________) or
such lesser principal amount thereof as may remain outstanding in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates and in the manner as determined pursuant to the terms of the Agreement.

         Holdings promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, on any overdue interest from their due dates at a rate or rates determined as set forth in the Agreement.

         Holdings hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever, other than as expressly required by the Agreement. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         The date, amount and interest are applicable to all borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective records and, prior to any transfer of this Note, endorsed by the holder on the schedule attached hereto or any continuation thereof; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of Holdings to make payments of principal and interest in accordance with the terms of this Note and the Agreement.

         This Note and all obligations of Holdings hereunder are subordinated to the prior payment in full in cash of all Senior Indebtedness and all Company Note Obligations (as defined in the Agreement) on the terms and subject to the provisions set forth in the Agreement.

         This Note is one of the Holdings Notes referred to in the Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Agreement, all upon the terms and conditions therein specified. This Note shall be construed in accordance with and governed by the laws of the State of New York without giving effect to principles of conflicts of laws.


                                       SIMMONS HOLDINGS, INC.



                                       By:_______________________________
                                           Name:
                                           Title:

                                                                       Exhibit B
                                                                 Form of Warrant


THIS WARRANT AND ANY SHARES OF STOCK PURCHASABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.


No. W-__                                                              ____Shares
                               WARRANT TO PURCHASE
                                October 29, 1998
                             SHARES OF COMMON STOCK

                                       OF

                             SIMMONS HOLDINGS, INC.
              Incorporated Under the Laws of the State of Delaware

         THIS CERTIFIES THAT, for value received, and subject to the provisions hereinafter set forth, ___________, or its registered assigns is entitled to purchase from Simmons Holdings, Inc., a Delaware corporation ("Holdings"), during the period specified in this Warrant, ___________ shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock, par value $0.01 per share, of Holdings (the "Common Stock") at an initial exercise price of $____ per share (the "Initial Exercise Price"). Certain capitalized terms used in this Warrant are defined in Section 9.

1. DURATION. The right to subscribe for and purchase shares of Common Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 P.M., Eastern Time, on October 29, 2005 (the "Expiration Date").

2. METHOD OF EXERCISE OR CONVERSION; PAYMENT, ISSUANCE OF NEW WARRANT; TRANSFER AND EXCHANGE.

         2.1. METHOD OF EXERCISE.

                  2.1.1. EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a subscription substantially in the form attached to this Warrant duly executed by such holder and accompanied by (a) wire transfer of immediately available funds, (b) certified or official bank check payable to the order of Holdings or (c) delivery to Holdings of a principal amount of Company Notes or Holdings Notes (provided that any Capitalized Interest shall be included in principal for purposes of determining such amount), in each case in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant is then being exercised, as designated in such subscription, by (ii) the Initial Exercise Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 4 and 5.

                  2.1.2. CONVERSION. This Warrant may be converted by the holder hereof, in whole or in part, into shares of Common Stock (or Other Securities), during normal business hours on any business day on or prior to the Expiration Date, by surrender of this Warrant to Holdings at its principal office, accompanied by a conversion notice substantially in the form attached to this Warrant duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) equal to:

                  (a)  the excess of

                                    (i) (x) the number of shares of Common Stock
                           (or Other Securities) determined as provided in Sections 4 and 5 hereof which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Common Stock designated in such conversion notice multiplied by (y) the Current Market Price of each such share of Common Stock (or such Other Securities) so receivable upon such exercise over

                                    (ii) (x) the number of shares of Common
                           Stock (without giving effect to any adjustment thereof pursuant to the provisions hereof) for which this Warrant may be exercised, as designated in such conversion notice, multiplied by (y) the Initial Exercise Price divided by

                  (b) such Current Market Price of each such share of Common Stock (or Other Securities).

         For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Common Stock (or Other Securities) in accordance with the terms of this Section 2.1.2.

         2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to Holdings as provided in Section 2.1 hereof, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section
2.3 hereof shall be deemed to have become the holder or holders of record thereof.

         2.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, Holdings at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to the provisions of the Stockholders Agreement, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

                  (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the current Market Price per share on the business day next preceding the date of such exercise; and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, dated the date hereof and calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof pursuant to the terms hereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 2.1 hereof.

         2.4. EXCHANGE OF WARRANT. This Warrant is exchangeable at the aforesaid principal office of Holdings for Warrants for the purchase of the same aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase such number of shares of Common Stock as the holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant hereto.

         2.5. COMPANY TO REAFFIRM OBLIGATIONS. Holdings will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of Holdings to afford such rights to such holder.

3. STOCK FULLY PAID; RESERVATION OF SHARES. Holdings represents, warrants, covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. Holdings further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, Holdings will at all times have authorized and reserved solely for the purpose of the issuance upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, Holdings will in good faith and as expeditiously as reasonably possible use reasonable efforts to cause such shares to be duly registered or qualified.

         Holdings will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that Holdings may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Holdings to perform its obligations under this Warrant.

4. ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE UPON EXERCISE; EXERCISE PRICE. The number of shares of Common Stock purchasable upon the exercise of this Warrant shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 4) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 2.1 hereof, by a fraction (a) the numerator of which shall be the Initial Exercise Price and
(b) the denominator of which shall be the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be the Initial Exercise Price and shall be adjusted and readjusted from time to time as provided in this
Section 4 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 4.

         4.1. SUBDIVISION OR COMBINATION OF SHARES. If Holdings, at any time while this Warrant is outstanding, shall subdivide (by stock split or otherwise) or combine (by consolidation or otherwise) any outstanding shares of Common Stock, the Exercise Price shall be (a) proportionately decreased, to the nearest one hundredth of one cent, in the case of a subdivision of shares, to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision or (b) proportionately increased, to the nearest one hundredth of one cent, in the case of a combination of shares, to reflect the decrease in the total number of shares of Common Stock outstanding as a result of such combination, as of the effective date of such subdivision or combination, or if Holdings shall take a record of holders of

Common Stock for the purpose of so subdividing or combining, as of the applicable record date, whichever is earlier.

         4.2. CERTAIN DIVIDENDS. If Holdings, at any time while this Warrant is outstanding, shall pay any stock dividend on the Common Stock, the Exercise Price shall be adjusted, as of the date Holdings shall take a record of the holders of the Common Stock, for the purpose of receiving such dividend (or if no such record is taken, as of the date of such dividend), to the nearest one hundredth of one cent, to the product obtained by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (a) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend (plus in the event that Holdings paid cash for fractional shares, the number of additional shares which would have been outstanding had Holdings issued fractional shares in connection with said dividends) and (b) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend.

         4.3. OTHER EVENTS. If any event occurs as to which the foregoing provisions of Sections 4.1 and 4.2 are applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

         4.4. ADJUSTMENT OF EXERCISE PRICE. If at any time, as a result of any adjustments hereunder, the sum of the Exercise Price plus a proportionate portion of the consideration paid by the holder for this Warrant shall be less than the par value per share of Common Stock, then the price payable per share of Common Stock by the holder hereunder in the event of an exercise of this Warrant, in whole or in part, shall be an amount equal to the par value per share of the Common Stock; PROVIDED that for purposes of any calculation of the number of shares issuable upon exercise of this Warrant, any adjustment to the price payable per share of Common Stock pursuant to this Section 4.4 shall be disregarded.

5. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case Holdings after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into Holdings and Holdings shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto.

6. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted pursuant to
Section 4 hereof, Holdings will promptly deliver to the holder of this Warrant at its address set forth on Schedule I a certificate setting forth, in reasonable detail, the event that triggered the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price after giving effect to such adjustment.

7. DIVIDENDS/DISTRIBUTIONS. Holdings shall give the holder of this Warrant not less than 15 days prior written notice of its intent to pay a dividend or make any other distribution on any shares of its capital stock, and shall set forth in such notice the amount and type of such dividend or distribution and the share of capital stock on which such dividend or distribution will be paid. If the holder of this Warrant does not elect to exercise this Warrant prior to such dividend or distribution, an amount equal to the cash which the holder would have received on the Common Stock had the holder exercised this Warrant immediately prior to such dividend or distribution shall at the option of the holder (a) be used as a credit against the Exercise Price or (b) be retained by Holdings and paid to such holder upon the exercise of this Warrant.

8. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of Holdings or as imposing any obligation on such holder to purchase any Securities or as imposing any liabilities on such holder as a stockholder of Holdings, whether such obligation or liabilities are asserted by Holdings or by creditors of Holdings.

9. DEFINITIONS. For the purposes of this Warrant, the following terms have the following meanings:

                  "Board" shall mean the Board of Directors of Holdings.

                  "Common Stock" shall have the meaning as defined in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of Holdings the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                  "Company Notes" shall mean the Junior Subordinated Notes due 2010 of Simmons Company, a Delaware corporation, in the aggregate original principal amount of $30,000,000, issued October 29, 1998.

                  "Current Market Price" shall mean on any date specified herein, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Sock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

                  "Escrow Warrants" shall have the meaning provided in the Securities Purchase Agreement.

                  "Expiration Date" shall have the meaning set forth in Section
         1.

                  "Holdings" shall have the meaning provided in the introduction to this Warrant, such term to include any corporation which shall succeed to or assume the obligations of Holdings hereunder in compliance with Section 5 hereof.

                  "Holding Notes" shall mean the Junior Subordinated Notes due 2011 of Holdings, in the aggregate original principal amount of $10,000,000, issued October 29, 1998.

                  "Initial Exercise Price" shall have the meaning set forth in the first paragraph hereof.

                  "Majority Holders" shall mean at any time holders of Warrants exercisable for more than 50% of the shares of Common Stock issuable under the Warrants at such time outstanding; PROVIDED that, for purposes of Section 10 hereof, Simmons Holdings, LLC shall be deemed to be the holder of any Escrow Warrants until such time as such Warrants have been released from escrow.

                  "Market Price" shall mean on any date specified herein, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if there shall have been no trading on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if the Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair market value thereof determined in good faith by the Board.

                  "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 hereof or otherwise.

                  "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

                  "Securities" shall mean any debt or equity securities of Holdings, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

                  "Securities Act" shall mean as of any date of the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

                  "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of October 28, 1998 among Simmons Company, Inc., Holdings and the Purchasers listed therein.

                  "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participants in, the capital stock of a corporation of any class.

                  "Warrants" shall mean the Warrants issued pursuant to the Securities Purchase Agreement. The term "Warrants" shall include, without limitation, this Warrant and any Warrants issued in substitution or exchange for any thereof.

10. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Majority Holders; PROVIDED, HOWEVER, that no such amendment or waiver shall increase the Exercise Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 10 without consent of the holders of all Warrants then outstanding affected by such amendment or waiver.

11. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware (without giving effect to the choice of law principles of such state).

                                                     Simmons Holdings, Inc.



                                                     By:
                                                        ------------------------
                                                          Name:
                                                          Title:

                                                                      Schedule I
                                                                      to Warrant

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


To Simmons Holdings, Inc.:

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ______________
(1) shares of the Common Stock and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and deliver to ______________, whose address is






Dated:
                    ---------------------------------------
                         (Signature must conform in all
                          respects to name of holder as
                        specified on the face of Warrant)



                    ---------------------------------------
                                (Street Address)



                    ---------------------------------------
                     (City)        (State)      (Zip Code)

--------
         (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]


         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _______________ the right represented by such Warrant to purchase _______________ (2) shares of Common Stock of Simmons Holdings, Inc. to which such Warrant relates, and appoints _______________ Attorney to make such transfer on the books of Simmons Holdings, Inc. maintained for such purpose, with full power of substitution in the premises.


Dated:
                              --------------------------------
                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of Warrant)



                                        --------------------------------
                                                (Street Address)



                                        --------------------------------
                                        (City)     (State)   (Zip Code)

Signed in the presence of:





--------
         (2) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for any stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                            FORM OF CONVERSION NOTICE

To Simmons Holdings, Inc.:


         The undersigned registered holder of the within Warrant hereby irrevocably converts such Warrant with respect to _______________ (3) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is




Dated:
                            --------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of Warrant)



                                       --------------------------------------
                                                     (Street Address)



                                       --------------------------------------
                                         (City)        (State)      (Zip Code)

--------
         (3) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "AGREEMENT"), dated as of October __, 1998 (the "CLOSING DATE"), is by and among Simmons Company, a Delaware corporation (the "BORROWER"), the Guarantors listed on the signature pages hereto as guarantors (the "GUARANTORS"), West Street Fund I, L.L.C., as the Administrative Agent under the Bridge Loan Agreement referred to below (the "ADMINISTRATIVE AGENT"), and ___________, a national banking association acting by and through its corporate trust department (in its capacity as escrow agent, the "ESCROW AGENT"). Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Bridge Loan Agreement referred to below.

                                    RECITALS

         WHEREAS, the Administrative Agent, the Borrower, the Guarantors, the Arranger and the Lenders referred to therein have entered into a Bridge Loan Agreement dated as of October __, 1998 (as amended, restated or otherwise modified from time to time, the "BRIDGE LOAN AGREEMENT") providing for certain bridge loans to be made by the Lenders thereunder to the Borrower (the "BRIDGE LOANS"), which Bridge Loans will be evidenced by certain promissory notes of the Borrower (the "BRIDGE NOTES");

         WHEREAS, the Borrower and the Guarantors have agreed to place in escrow various Senior Subordinated Exchange Notes due 2008 in the form of Exhibit A to the Exchange Note Indenture dated as of the date hereof (the "EXCHANGE NOTE INDENTURE") duly executed by the Borrower, each of the Guarantors and ________, as trustee (the "EXCHANGE NOTE INDENTURE TRUSTEE"), including the guarantee of each such Exchange Note in the form of Exhibit E to the Exchange Note Indenture (collectively, the "EXCHANGE NOTES"); and

         WHEREAS, it is a condition to the making of Bridge Loans under the Bridge Loan Agreement that the Exchange Notes be delivered into escrow pursuant to this Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. DEPOSIT OF ESCROWED NOTES BY THE BORROWER AND THE GUARANTORS.

                  On the Closing Date, concurrently with the execution and delivery of this Agreement, the Borrower and the Guarantors are delivering to the Escrow Agent 25 undated Exchange Notes, duly executed by the Borrower and each of the Guarantors and authenticated by the Exchange Note Indenture Trustee, with the payee, interest rate and aggregate principal amount in blank (the "ESCROWED NOTES").

         2. RELEASE OF ESCROWED NOTES.

                  The Escrow Agent shall hold the Escrowed Notes in escrow pursuant to this Agreement, until authorized hereunder to deliver them as follows:

                  (a) RELEASE TO HOLDER OR ITS DESIGNEES. If, on any Business Day on or after the Extension Date, the Escrow Agent receives one or more Bridge Notes from the Administrative Agent accompanied by a properly completed and executed written notice from the Administrative Agent in the form of ANNEX A hereto (each, an "EXCHANGE NOTICE"), the Escrow Agent shall on or within three Business Days after the Escrow Agent's receipt of such Exchange Notice, (i) date, complete and deliver one or more Exchange Notes in accordance with such Exchange Notice, and
         (ii) return the Bridge Note(s) so surrendered to the Borrower for cancellation upon receipt of evidence that all cash interest thereon required to be paid pursuant to this Section 2(a) and in accordance with the Bridge Loan Agreement has been paid. If less than all of the surrendered Bridge Note(s) are to be exchanged for Exchange Notes, the Borrower shall deliver to the Person specified in the Exchange Notice on or within three Business Days after the Escrow Agent's receipt of the Exchange Notice, a replacement Bridge Note dated the date specified in the Exchange Notice as the Exchange Date, equal to the amount of any principal not so exchanged, all as specified in Section 6 of the Exchange Notice and in accordance with the Bridge Loan Agreement. Upon delivery of any Exchange Notes pursuant to this clause (a), the Borrower shall within three Business Days after the Escrow Agent's receipt of the Exchange Notice make payment in cash in accordance with
         Section 2.5(e) of the Bridge Loan Agreement of all accrued and unpaid interest up to but not including the date specified in the Exchange Notice as the Exchange Date, other than any accrued and unpaid interest that is payable pursuant to Section 2.5(e) of the Bridge Loan Agreement by capitalization to principal and that is to be exchanged for Exchange Notes.

                  (b) RELEASE TO THE BORROWER. On or within one Business Day after receipt by the Escrow Agent of certificates from the Administrative Agent certifying that all Obligations with respect to the Bridge Loans have been paid in full, the Escrow Agent shall deliver to the Borrower all Escrowed Notes then remaining in escrow.

         3. CERTAIN ADDITIONAL AGREEMENTS. The Borrower, the Guarantors and the Administrative Agent shall, upon request by the Escrow Agent, execute and deliver to the Escrow Agent such additional written instructions and certificates hereunder as may be reasonably required by the Escrow Agent to give effect to the provisions of Sections 1 and 2 hereof.

         4. ESCROW AGENT.

                  (a) The Escrow Agent shall have no duties or responsibilities, including, without limitation, a duty to review or interpret the Bridge Loan Agreement, except those expressly set forth herein. Except for this Agreement, the Escrow Agent, in its capacity as such, is not a party to, or bound by, any agreement that may be required under, evidenced by, or arise out of the Bridge Loan Agreement.

                  (b) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions from any of the undersigned with respect to the Escrowed Notes, which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by the Borrower, the Guarantors or the Administrative Agent or by order of a court of competent jurisdiction. The Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt or other document reasonably believed by the Escrow Agent to be signed by the proper party or parties.

                  (c) The Escrow Agent shall not be liable for any error or judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct, and the Escrow Agent shall have no duties to anyone except the Borrower, the Guarantors or the Administrative Agent and their respective successors and permitted assigns.

                  (d) The Escrow Agent may consult legal counsel in the event of any dispute or question as to the construction of this Agreement, or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected with respect to any action taken or omitted in good faith in accordance with the opinion and instructions of counsel.

                  (e) In the event of any disagreement between the undersigned or any of them, and/or any other person, resulting in adverse claims and demands being made in connection with or for the Escrowed Notes, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them or to any person named herein for its failure or refusal to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until all differences shall have been resolved by agreement and the Escrow Agent shall have been notified thereof in writing signed by the Borrower, the Guarantors and the Administrative Agent. In the event of such disagreement which continues for 90 days or more, the Escrow Agent in its discretion may, but shall be under no obligation to, file a suit in interpleader for the purpose of having the respective rights of the claimants adjudicated and may deposit with the court all documents and property held hereunder. The Borrower and the Guarantors agree to pay all reasonable out-of-pocket costs and expenses incurred by the Escrow Agent in such action, including reasonable attorney's fees and disbursements.

                  (f) The Escrow Agent is hereby indemnified by the Borrower and the Guarantors from all losses, costs and expenses of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, unless such losses, costs or expenses shall have been caused by the Escrow Agent's willful misconduct or gross negligence. Such indemnification shall survive termination of this Agreement until extinguished by any applicable statute of limitations.

                  (g) The Escrow Agent does not have any interest in the Escrowed Notes deposited hereunder but is serving as escrow holder only and having only possession thereof. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of the Escrow Agent.

                  (h) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by giving written notice of its resignation to the parties hereto at least 30 days prior to the date specified for such resignation to take effect. Upon the effective date of such resignation, the Escrowed Notes shall be delivered by it to such successor escrow agent or as otherwise shall be instructed in writing by the Borrower and the Administrative Agent; whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. If at that time the Escrow Agent has not received such instruction, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrowed Notes until receipt of a designation of successor Escrow Agent, or a joint written instruction as to disposition of the Escrowed Notes by the Borrower, the Guarantors and the Administrative Agent or a final order of a court of competent jurisdiction mandating disposition of the Escrowed Notes.

                  (i) The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent under the terms and conditions of this Agreement and acknowledges receipt of the Escrowed Notes. The Borrower and the Guarantors agree to pay to the Escrow Agent as payment in full for its services hereunder the Escrow Agent's compensation set forth in
         SCHEDULE I hereto. The Borrower and the Guarantors further agree to reimburse the Escrow Agent for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder (including reasonable fees, and out-of-pocket expenses and disbursements, of its counsel).

         5. NOTICES. Any notices or other communications required or permitted hereunder shall be effective if in writing and delivered personally or sent by telecopier, overnight courier, Federal Express, United Parcel Service, registered or certified mail, postage prepaid, addressed as follows:

         IF TO THE ADMINISTRATIVE AGENT OR THE ARRANGER, TO IT AT:

                  West Street Fund I, L.L.C.
                  c/o Goldman Sachs & Co.
                  85 Broad Street
                  New York, New York  10004
                  Attention:  Matthew Leavitt
                  Facsimile No.:  (212) 902-3000

                  with a copy to:

                  Latham & Watkins
                  885 Third Avenue
                  New York, New York 10022

                  Attention:  Kirk A. Davenport
                  Facsimile No.: (212) 751-4864

IF TO THE BORROWER OR ANY GUARANTOR, TO IT AT:

                  Simmons Company
                  One Concourse Parkway, Suite 600
                  Atlanta, Georgia  30328
                  Attention:  Chief Financial Officer
                  Facsimile No.:  (770) 392-2565

                  with a copy to:

                  Ropes & Gray
                  1 International Place
                  Boston, Massachusetts  02110
                  Attention:  Lauren I. Norton
                  Facsimile No.:  (617) 951-7050

IF TO THE ESCROW AGENT, TO IT AT:

                  [Name of Escrow Agent]
                  [Address]
                  Attention:  [                           ]
                  Facsimile No.: [                          ]

IF TO THE EXCHANGE NOTE INDENTURE TRUSTEE, TO IT AT:

                  [Name of Exchange Note Indenture Trustee]
                  [Address]
                  Attention:  [                           ]
                  Facsimile No.: [                          ]

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally, (b) one Business Day after being delivered, if delivered by telecopier with confirmation of good transmission, (c) one Business Day after being sent by overnight courier, if sent by overnight courier, (d) two Business Days after being sent by Federal Express or United Parcel Service, if sent by Federal Express or United Parcel Service, or (e) three Business Days after being sent, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

         6. TERMINATION. This Agreement shall automatically terminate upon the final distribution of the Escrowed Notes in accordance with the terms hereof.

         7. GOVERNING LAW; JURISDICTION.

                  7.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law rules thereof.

                  7.2. CONSENT TO JURISDICTION. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof may be brought and maintained in the federal district court in the Southern District of New York and of any New York state court sitting in New York City (each, a "NEW YORK COURT"). Each of the parties hereby by execution hereof (i) hereby irrevocably submits to the jurisdiction of such court in New York, New York, for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of one of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 5 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with
         Section 5 hereof does not constitute good and sufficient service of process. The provisions of this Section 7.2 shall not restrict the ability of any party to enforce in any court any judgment obtained in the federal district court in the Southern District of New York or any New York Court.

                  7.3. WAIVER OF JURY TRIAL. To the extent not prohibited by any applicable law that cannot be waived, each of the parties hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in any respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this
         Section 7.3 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

                  7.4. RELIANCE. Each of the parties hereto acknowledges that it has been informed by each other party that the provisions of this
         Section 7 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

         8. MISCELLANEOUS.

                  8.1. ENTIRE AGREEMENT; WAIVERS. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. No waiver of any provision of this Agreement (a) shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar), (b) shall constitute a continuing waiver unless otherwise expressly provided therein or (c) shall be effective unless in writing and executed by each party against whom it is to be enforced.

                  8.2. AMENDMENT OR MODIFICATION, ETC. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by all of the parties hereto and that is consented to in writing by the Majority Lenders. Any written amendment, modification or waiver executed by all of the parties hereto shall be binding upon all such parties and their respective successors and assigns.

                  8.3. HEADINGS, ETC. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction hereof. This Agreement shall be deemed to express the mutual intent of the parties, and no rule of strict construction shall be applied against any party.

                  8.4. SEVERABILITY. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall (to the extent permitted by applicable law) be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

                  8.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

                  8.6. SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns (each of which shall be deemed to be a party hereto for all purposes hereof). Except as expressly provided herein, this Agreement shall not confer any right or remedy upon any person other than the parties and their respective transferees, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                           SIMMONS COMPANY


                                           By:__________________________
                                               Name:
                                               Title:

                                           GUARANTORS:

                                           SIMMONS HOLDINGS, INC.


                                           By:__________________________
                                               Name:
                                               Title:

                                           [OTHER GUARANTORS]



                                           By:__________________________
                                               Name:
                                               Title:

                                           West Street Fund I, L.L.C.,
                                           as Administrative Agent


                                           By:__________________________
                                               Name:
                                               Title:


________________________________, as Escrow Agent


By:_______________________
      Name:

      Title:

                                                  SCHEDULE I TO ESCROW AGREEMENT
                                                             ESCROW AGENT'S FEES


                               ESCROW AGENT'S FEES


Annual Fee                      $____________

                                                     ANNEX A TO ESCROW AGREEMENT
                                                         FORM OF EXCHANGE NOTICE

                           WEST STREET FUND I, L.L.C.
                             C/O GOLDMAN SACHS & CO.
                                 85 BROAD STREET
                            NEW YORK, NEW YORK 10004

                                 EXCHANGE NOTICE


                                Date: __________

[Name of Escrow Agent]
[Address]
Attention: ________________

                  Re:  Simmons Company Escrow Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Escrow Agreement dated as of October __, 1998 (the "ESCROW AGREEMENT"), by and among Simmons Company, a Delaware corporation (the "BORROWER"), the Guarantors listed on the signature pages thereto, as guarantors (the "GUARANTORS"), West Street Fund I, L.L.C., as the Administrative Agent under the Bridge Loan Agreement referred to below (the "ADMINISTRATIVE AGENT"), and _________________, a national banking association acting by and through its corporate trust department (in its capacity as escrow agent, the "ESCROW AGENT"). Capitalized terms used herein and not otherwise defined in this Exchange Notice have the meanings assigned to them in the Escrow Agreement.

         1. SURRENDER OF BRIDGE NOTE(S). Enclosed herewith [is an/are] original Bridge Note[s] issued to the order of the Lender specified in Section 4 below in the aggregate principal amount of $_____________ (the "SURRENDERED NOTE(S)").

         2. ACCRUED AND UNPAID INTEREST. The [aggregate] amount of accrued and unpaid interest on the Surrendered Note(s) as of the date hereof (the "EXCHANGE DATE") is $______, of which (i) $______ is required by Section 2.5(e) of the Bridge Loan Agreement to be paid in cash and (ii) $______ is required by Section 2.5(e) of the Bridge Loan Agreement to be capitalized to principal on the Surrendered Note(s).

         3. INTEREST RATE. The undersigned hereby certifies that the interest rate on the Surrendered Note(s) on the Exchange Date will equal ___% per annum. Pursuant to Section 2.4 of the Bridge Loan Agreement, the Exchange Notes to be issued pursuant to this Exchange Notice will bear interest at the rate of __% per annum equal to [select (A) or (B), as applicable: (A) the sum of (i) the then applicable Refinancing Spread, plus (ii) the greatest of the following:
(expressed as a percentage per annum), calculated as of such date: (a) the sum of (1) the Adjusted Eurodollar Rate as of such date plus (2) 700 basis points;
(b) the sum of (1) the yield (expressed as a percentage per annum) in effect on such date for United States Treasury Notes with a remaining maturity closest to the remaining term of the Term Loans (provided, however, that if the remaining term of the Term Loans is not equal to the constant maturity of a United States Treasury Note for which a weekly average yield is given, such yield on United States Treasury Notes shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury Notes for which such yields are given), plus (2) 600 basis points; and (c) the sum of (1) the Single B Goldman Sachs High Yield Index as of such date plus (2) 200 basis points, or (B) if the Exchange Note is to be issued to a Person other than a Variable Rate Holder, __% per annum [insert the interest rate then in effect on the Surrendered Note(s) as of the Exchange Date] and shall not thereafter be subject to adjustment or change].

         4. REQUEST FOR EXCHANGE. _____________ [name of Lender] wishes to exchange [all/$_______] of the Surrendered Note(s) and all of the accrued and unpaid interest referenced in Section 2(ii) above representing a total of $_____ to be exchanged for ____ [number] Exchange Note(s) each dated the Exchange Date, bearing interest at the rate specified in Section 3 above and made payable to the following payees:


   Amount(s)       Name(s) of Payee(s)         Address(es) of        Variable
   ---------       -------------------         --------------        --------
                                                  Payee(s)          Rate Holder
                                                  --------          -----------
$____________                                                         [Yes/No]
$____________                                                         [Yes/No]

Check the following box as appropriate:

           The undersigned hereby certifies that it is a Variable Rate Holder and has given notice to the payee(s) designated above as Variable Rate Holder(s) of its designation of such payee(s) as a Variable Rate Holder. This Exchange Notice shall constitute notice to the Borrower of such designation substantially contemporaneously with the transfer of the Exchange Note(s) in accordance with
Section 2.4 of the Bridge Loan Agreement.

           The payee is a non-Variable Rate Holder.

         5. ISSUANCE OF EXCHANGE NOTES; CANCELLATION OF SURRENDERED NOTE(S). Not later than three Business Days after receipt of this Exchange Notice please (a) issue the Exchange Note(s) dated the Exchange Date, bearing interest at the rate specified in Section 3 above from and including the Exchange Date, in the amount(s) and to the payee(s) set forth in Section 4 above, (b) deliver such Exchange Note(s) by hand or by overnight courier to the [respective] payee(s) identified in Section 4 above at the address(es) specified therein and (c) deliver the Surrendered Note(s) to the Borrower for cancellation upon receipt of evidence that all cash interest has been paid in accordance with Section 7 below and the terms of the Bridge Loan Agreement.

         6. ISSUANCE OF REPLACEMENT BRIDGE NOTE. Not later than three Business Days from the date hereof, the Borrower shall (a) issue replacement Bridge Note(s) dated the Exchange Date, bearing interest at the rate then in effect on the Surrendered Note(s), in the aggregate amount of $_____, representing $____ of principal on the Surrendered Note(s) not so exchanged, in the respective amount(s) and to the payee(s) set forth below and (b) deliver such replacement Bridge Note(s) by hand or by overnight courier to the [respective] payee(s) identified in this Section 6 at the address(es) specified below:

     Amount(s)                  Name(s) of Payee(s)             Address(es) of
     ---------                  -------------------             --------------
                                                                    Payee(s)
                                                                    --------
$____________
$____________

         7. PAYMENT OF ACCRUED AND UNPAID INTEREST. Not later than three Business Days after receipt of this Exchange Notice, and in any event prior to the cancellation of the Surrendered Notes contemplated by Section 5 above, the Borrower shall make payment in cash in accordance with Section 2.5(e) of the Bridge Loan Agreement of all accrued and unpaid interest specified in Section 2(i) above.

     Thank you in advance for your prompt attention to this Exchange Notice.
                                          Very truly yours,



                                          ---------------------------------
                                          [By:_____________________________
                                              Name:
                                              Title:]

cc: Simmons Company
    [Exchange Note Indenture Trustee]